                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          AMB Property Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (4)  Date Filed:

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







                                                                  March 31, 1999

Dear Stockholder:

    You are cordially invited to attend the 1999 Annual Meeting of stockholders of AMB PROPERTY CORPORATION. The Annual Meeting will be held on May 7, 1999, at 9:00 a.m. in the Colonnade Room at the Ritz Carlton Hotel located at 600 Stockton Street, San Francisco, California 94108. Information about the Annual Meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included is a proxy card and return envelope.

    Our 1999 Annual Report is also enclosed. Our Annual Report discusses the importance of our Strategic Alliance Programs to our operating strategy. We encourage you to read our Annual Report and hope you will find it interesting and useful.

    It is important that your shares be represented at the meeting. Whether or not you plan to attend, please complete and return your proxy card in the enclosed envelope as promptly as possible.

                                         Sincerely,



                                         HAMID R. MOGHADAM
                                         President and Chief Executive Officer

                            AMB PROPERTY CORPORATION
                              505 Montgomery Street
                         San Francisco, California 94111
                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 1999
                                ----------------

To the Stockholders of AMB Property Corporation:


TIME              9:00 a.m., local time, on Friday, May 7, 1999

PLACE             Ritz Carlton Hotel
                  Colonnade Room
                  600 Stockton Street
                  San Francisco, California 94108

ITEMS OF BUSINESS (1)      To elect nine directors to AMB's Board of Directors
                           to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

                  (2) To approve the amendment to the First Amended and Restated 1997 Stock Option and Incentive Plan of AMB Property Corporation, AMB Investment Management, Inc. and their Respective Subsidiaries, increasing the number of shares of AMB's Common Stock authorized for issuance thereunder by 3,200,000 shares, from 5,750,000 to 8,950,000.

                  (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE       Holders of shares of Common Stock of record at the close of business on March 22, 1999 are entitled to vote at the Annual
                  Meeting.

ANNUAL REPORT     AMB's 1998 Annual Report, which is not a part of the proxy solicitation material, is enclosed.

PROXY VOTING      It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by one of the following methods: vote by proxy over the Internet or by telephone using the instructions on the enclosed proxy card
                  (if these options are available to you) OR mark, sign, date and promptly return the enclosed proxy card in the postage paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy
                  Statement at any time prior to its exercise at the Annual
                  Meeting.

                                              By Order of the Board of Directors


                                              DAVID S. FRIES
                                              Chief Administrative Officer,
                                              Managing Director, General Counsel
                                              and Secretary

March 31, 1999
San Francisco, California

                            AMB PROPERTY CORPORATION
                              505 MONTGOMERY STREET
                         SAN FRANCISCO, CALIFORNIA 94111

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 1999

                                ----------------
                                 PROXY STATEMENT
                                ----------------

                                  INTRODUCTION

GENERAL

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AMB Property Corporation, a Maryland corporation ("AMB" or the "Company"), of proxies from the holders of the Company's issued and outstanding shares of Common Stock to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held on May 7, 1999 in the Colonnade Room at the Ritz Carlton Hotel located at 600 Stockton Street, San Francisco, California 94108, beginning at 9:00 a.m. local time.

    At the Annual Meeting, the items of business that you will be asked to consider and vote upon are:

    1. The election of nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualify;

    2. The approval of the amendment of the First Amended and Restated 1997 Stock Option and Incentive Plan of AMB Property Corporation, AMB Investment Management, Inc. and their Respective Subsidiaries (the "1997 Plan"), increasing the number of shares of AMB's Common Stock authorized for issuance thereunder by 3,200,000 shares, from 5,750,000 to 8,950,000; and

    3. Such other business as may properly come before the Annual Meeting.

    This Proxy Statement and accompanying form of proxy are being sent to holders of the Company's Common Stock on the record date, which is March 22, 1999 (the "Record Date"). This Proxy Statement and accompanying form of proxy are first being mailed to you on or about March 31, 1999.

    NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED AND THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

    AMB's executive offices are located at 505 Montgomery Street, San Francisco, California 94111, telephone (415) 394-9000. References herein to "AMB" or the "Company" refer to AMB Property Corporation and its subsidiaries, unless the context otherwise requires.

VOTING AND REVOCATION OF PROXIES

    YOUR VOTE IS IMPORTANT. Because most of AMB's stockholders cannot attend the Annual Meeting in person, it is necessary for a large number to be represented by proxy. Most stockholders have a choice of voting by proxy over the Internet, by using a toll free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. If you vote by proxy


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

over the Internet, please be aware that you may incur costs such as telecommunications and Internet access charges for which you will be responsible. The Internet and telephone proxy voting facilities for stockholders of record will close at noon, California time, on May 6, 1999.

    The Internet and telephone proxy voting procedures are designed to authenticate stockholders by use of a control number and to allow stockholders to confirm that their instructions have been properly recorded. The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares of Common Stock are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote in person at the Annual Meeting.

    You may revoke your proxy at any time before it is exercised by writing to David S. Fries, the Secretary of AMB, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote) or by voting by ballot at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke a proxy.

    AMB is a corporation organized under the laws of the State of Maryland.
Section 2-507 of the Maryland General Corporation Law authorizes the granting of proxies by telephone or over the Internet. Accordingly, proxies granted by telephone or over the Internet, in accordance with the procedures set forth on the proxy card, will be valid under Maryland law.

    All shares of Common Stock entitled to vote and represented by properly completed proxies received prior to the Annual Meeting and not revoked will be voted in accordance with your instructions. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY COMPLETED PROXY, THE SHARES OF COMMON STOCK REPRESENTED BY THAT PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

    If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the time this Proxy Statement went to press, AMB did not anticipate that any other matters would be raised at the Annual Meeting.

STOCKHOLDERS ENTITLED TO VOTE

    Stockholders at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 86,026,271 shares of AMB's Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

REQUIRED VOTE

    A majority of the shares of Common Stock outstanding must be represented, in person or by proxy, at the Annual Meeting to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

    A plurality of the votes cast is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for purposes of the election of Directors and do not have an effect on the result of the vote for the election of Directors.

    The affirmative vote of a majority of the votes cast is required to approve the increase in the number of shares of Common Stock reserved for issuance under the 1997 Plan, provided that the total vote cast on the proposal represents over 50% of the shares of Common Stock entitled to vote on the proposal. Abstentions and broker "non-votes" are counted as votes against the proposal, unless holders of more than 50% of the shares of Common Stock cast votes, in which event neither an abstention nor a broker "non-vote" will have any effect on the result of the vote.

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

COST OF PROXY SOLICITATION

    The cost of soliciting proxies will be paid by the Company. Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. These people will not be specially compensated for their solicitation of proxies. The Company has engaged Corporate Investor Communications, Inc. to assist the Company in the distribution and solicitation of proxies. The Company has agreed to pay Corporate Investor Communications, Inc. a fee of approximately $6,500 plus expenses for these services.

    In accordance with the regulations of the SEC and the New York Stock Exchange (the "NYSE"), AMB will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares of AMB's Common Stock.

ADVANCE NOTICE PROCEDURES

    Deadline for Submitting Stockholder Proposals for Inclusion in the Company's Proxy Statement. SEC Rule 14a-8 provides that certain stockholder proposals must be included in the proxy statement for the Company's annual meeting. For a stockholder proposal to be considered for inclusion in the proxy statement for the Company's 2000 annual meeting of stockholders, it must be received by the Company no later than December 2, 1999.

    Deadline for Submitting Nominations for Director and Other Stockholder Proposals Outside of SEC Rule 14a-8. Under the Company's Bylaws, nominations for Director may be made only by the Board or a committee of the Board, or by a stockholder entitled to vote who delivered notice to the Company not less than 50 days nor more than 75 days prior to the meeting; provided, however, that in the event that less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, then notice by the stockholder to be timely must be delivered to the Company not later than the close of business of the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

    The Bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the Bylaws) within the time limits described above for delivering notice of a nomination for the election of a Director. These requirements apply to any matter that a stockholder wishes to raise at an annual meeting other than pursuant to the procedures in SEC Rule 14a-8.

    A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary at 505 Montgomery Street, San Francisco, California 94111.

                                ----------------

               THE DATE OF THIS PROXY STATEMENT IS MARCH 31, 1999.

                        PROPOSAL 1: ELECTION OF DIRECTORS

    AMB's Board of Directors consists of nine directors. A majority of the Board must be Independent Directors. An "Independent Director" is a director who is not an employee, officer or affiliate of the Company or a subsidiary or a division thereof, or a relative of a principal executive officer, and who is not an individual member of an organization acting as an advisor, consultant or legal counsel, receiving compensation on a continuing basis from the Company in addition to Director's compensation. Currently, six of the nine presently elected Directors are Independent Directors. Each member of the Board serves a one-year term, which expires at the following annual meeting of stockholders.

    The persons named in the enclosed proxy intend to vote such proxy for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a Director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her resignation, retirement or death.

    The Board of Directors has proposed the following nominees for election as Directors at the Annual Meeting: Douglas D. Abbey, Hamid R. Moghadam, T. Robert Burke, Daniel H. Case III, Robert H. Edelstein, Ph.D., Lynn M. Sedway, Jeffrey
L. Skelton, Ph.D., Thomas W. Tusher and Caryl B. Welborn, Esq. Each of the nominees is currently serving as a Director of the Company. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR ELECTION AS DIRECTORS.

    Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. The principal occupation and certain other information regarding the nominees is set forth below. Information about each nominee's share ownership can be found on page 21.

NOMINEES FOR DIRECTOR

                                     DIRECTOR                  POSITIONS CURRENTLY
NOMINEES FOR DIRECTOR                 SINCE                   HELD WITH THE COMPANY
---------------------                 -----                   ---------------------

Douglas D. Abbey                       1997         Director and Chairman of AMB Investment
                                                    Management, Inc.
Hamid R. Moghadam                      1997         President, Chief Executive Officer and Director
T. Robert Burke                        1997         Chairman of the Board of Directors
Daniel H. Case, III                    1997         Director
Robert H. Edelstein, Ph.D.             1997         Director
Lynn M. Sedway                         1997         Director
Jeffrey L. Skelton, Ph.D.              1997         Director
Thomas W. Tusher                       1997         Director
Caryl B. Welborn, Esq                  1997         Director

    DOUGLAS D. ABBEY, age 49, one of the founders (in 1983) of the predecessor to AMB, is a Director of the Company, Chairman of AMB Investment Management, Inc. ("AMB Investment Management") and Chairman of the Investment Committee, and is responsible for directing the economic research used to determine AMB's investment strategy, as well as the market research for property acquisitions. Mr. Abbey has 24 years of experience in asset management, acquisitions and real estate research. He is a graduate of Amherst College and has a master's degree in city planning from the University of California at Berkeley. He is a trustee of the Urban Land Institute, serves on the Policy Advisory Board for the Center for Real Estate and Urban Economics at the University of California at Berkeley and is a Trustee of Golden Gate University.

    HAMID R. MOGHADAM, age 42, one of the founders (in 1983) of the predecessor to AMB, is a Director of AMB, is the President and Chief Executive Officer of the Company and Chairman of its Executive Committee. Mr. Moghadam has 19 years of experience in real estate and is a member of the Investment Committee. Mr. Moghadam holds bachelor's and master's degrees in engineering from the Massachusetts Institute of Technology and an M.B.A. degree from the Graduate School of Business at Stanford University. He is a Vice Chairman of the board of directors of the National Realty Committee, is a member of the Young Presidents' Organization, has served on various committees of the Massachusetts Institute of Technology and is a Trustee of the Bay Area Discovery Museum. In 1998, Mr. Moghadam was named the Real Estate Entrepreneur of the Year in Northern California and the runner-up in the national competition.

    T. ROBERT BURKE, age 56, one of the founders (in 1983) of the predecessor to AMB, is the Chairman of the Board of Directors of AMB. He has 30 years of experience in real estate and is a member of the Investment Committee. He was formerly a senior real



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

estate partner with Morrison & Foerster LLP and, for two years, served as that firm's Managing Partner for Operations. Mr. Burke graduated from Stanford University and holds a J.D. degree from Stanford Law School. He is a former member of the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), is on the Board of the Stanford Management Company and is a Trustee of Stanford University. He is also a member of the Urban Land Institute, and is the former Chairman of the Board of Directors of the Pension Real Estate Association.

    DANIEL H. CASE III, age 41, is a Director of AMB and is Chairman of the Board, President and Chief Executive Officer of the Hambrecht & Quist Group. Mr. Case was named co-director of Mergers and Acquisitions of Corporate Finance of Hambrecht & Quist in 1986, and became a Managing Director and Head of Investment Banking in December 1987. In October 1991 he was elected to the board of directors. In April 1992, he was elected President and Co-Chief Executive Officer. He became President and Chief Executive Officer in October 1994 and Chairman in 1998. Mr. Case also serves as a director of Rational Software Corporation, Electronic Arts, the Securities Industry Association and the Bay Area Council. Mr. Case was named one of the "100 Global Leaders for Tomorrow" by the World Economics Forum (1998) and one of the "Top 50 Innovators in Technology" by Time Magazine (1997). He has a bachelor's degree in economics and public policy from Princeton University and studied management at the University of Oxford as a Rhodes Scholar.

    ROBERT H. EDELSTEIN, PH.D., age 55, is a Director of AMB. He has been a director of TIS Mortgage Investment Company, a NYSE-listed mortgage REIT, since 1988, and has been the Chairholder of Professorship of Real Estate Development and Co-Chairman of the Fisher Center for Real Estate and Urban Economics at the Haas School of Business, University of California at Berkeley, since 1985. Prior to joining the faculty at Berkeley in 1985, Dr. Edelstein was a Professor of Finance at The Wharton School and Director of the Real Estate Center for 15 years. He is active in research and consulting in urban real estate economics, real estate finance, real estate property taxation, environmental economics, energy economics, public finance and urban financial problems. Dr. Edelstein received his bachelor's, master's and Ph.D. degrees in economics, with specialization fields in statistics and econometrics, from Harvard University. He is President of The American Real Estate and Urban Economics Association, an ex officio member of Lambda Alpha (honorary real estate association), the Urban Land Institute and The Society for Real Estate Finance.

    LYNN M. SEDWAY, age 57, is a Director of AMB. She is principal and founder of the Sedway Group, a 21-year old real estate economics firm headquartered in San Francisco. She currently directs and has ultimate responsibility for the activities of her firm, including market analysis, property valuation, development and redevelopment analysis, acquisition and disposition strategies, and public policy issues. Ms. Sedway received her bachelor's degree in economics at the University of Michigan and an M.B.A. degree from the University of California at Berkeley, Graduate School of Business, where she is also a guest lecturer. She is a trustee of the Urban Land Institute and a board member of Bridge Housing, the Counselors of Real Estate, Lambda Alpha, the Swig Company, and Alexander & Baldwin and its affiliate companies. Ms. Sedway is a member of the Policy Advisory Board of the Fisher Center for Real Estate and the International Council of Shopping Centers.

    JEFFREY L. SKELTON, PH.D., age 49, is a Director of AMB. He is President and Chief Executive Officer of Symphony Asset Management, the asset management subsidiary of BARRA, Inc., a financial software company. Prior to joining BARRA, Inc. in 1994, he was with Wells Fargo Nikko Investment Advisors from January 1984 to December 1993, where he served in a variety of capacities, including Chief Research Officer, Vice Chairman, Co-Chief Investment Officer and Chief Executive of Wells Fargo Nikko Investment Advisors Limited in London. Dr. Skelton has a Ph.D. in Mathematical Economics and Finance and an M.B.A. degree from the University of Chicago, and was an Assistant Professor of Finance at the University of California at Berkeley, Graduate School of Business.

    THOMAS W. TUSHER, age 57, is a Director of AMB. He was President and Chief Operating Officer of Levi Strauss & Co. from 1984 through 1996, when he retired. Previously, he was President of Levi Strauss International from 1976 to 1984. Mr. Tusher began his career at Levi Strauss in 1969. He was a director of the publicly-held Levi Strauss & Co. from 1978 to 1985, and was named a director of the privately-controlled Levi Strauss & Co. in 1989. Prior to joining Levi Strauss & Co., Mr. Tusher was with Colgate Palmolive from 1965 to 1969. Mr. Tusher has a bachelor's degree from the University of California at Berkeley and an M.B.A. degree from the Graduate School of Business at Stanford University. He is a director of Cakebread Cellars and Dash America (Pearl Izumi). He is a former director of Great Western Financial Corporation and the San Francisco Chamber of Commerce. He is also Chairman Emeritus and a member of the advisory board of the Walter A. Haas School of Business at the University of California at Berkeley. Mr. Tusher is also a Director of the World Wildlife Fund and a member of the Advisory Council of Stanford University's Graduate School of Business.

    CARYL B. WELBORN, ESQ., age 48, is a Director of AMB. She is a commercial real estate attorney in San Francisco and, prior to starting her own firm in 1995, she was an attorney with Morrison & Foerster LLP from 1982 to 1995. Ms. Welborn has a bachelor's



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

degree from Stanford University and a J.D. degree from the Law School at the University of California at Los Angeles. She is an officer of the American College of Real Estate Lawyers. She has held leadership positions in the American Bar Association's Real Property, Probate and Trust Section. Ms. Welborn is a program chair and frequent lecturer on real estate issues nationally, and has published numerous articles in professional publications.

BOARD OF DIRECTORS MEETINGS AND ATTENDANCE

    Pursuant to the Maryland General Corporation Law and the Company's Bylaws, the business, property and affairs of AMB are managed under the direction of the Board of Directors. Members of the Board are kept informed of AMB's business through discussions with the Chairman of the Board and AMB's officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

    During 1998, the Board held five meetings and acted once by unanimous written consent. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board while they were on the Board and (ii) the total number of meetings of the committees of the Board on which such directors served.

BOARD COMMITTEES

    The Board of Directors of the Company has an Audit Committee, an Executive Committee and a Compensation Committee.

    Audit Committee. The Audit Committee consists of three Independent
Directors: Ms. Welborn, the Chairman, Dr. Edelstein and Dr. Skelton. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of AMB's internal accounting controls. The Audit Committee held three meetings during 1998.

    Executive Committee. The Executive Committee consists of Mr. Case, the Chairman, Dr. Skelton, Messrs. Moghadam and Burke, and Ms. Sedway. The Executive Committee has the authority within certain parameters to acquire, dispose of and finance investments for the Company (including the issuance by AMB Property, L.P. (the "Operating Partnership") of additional limited partnership units ("Units") or other equity interests) and approve the execution of contracts and agreements including those related to the borrowing of money by AMB and generally exercise all other powers of the Board except as prohibited by law. The Executive Committee held one meeting and acted by unanimous written consent four times during 1998.

    Compensation Committee. The Compensation Committee consists of three Independent Directors: Mr. Tusher, the Chairman, and Dr. Skelton and Ms. Sedway. The function of the Compensation Committee is to determine compensation for AMB's executive officers, and review and make recommendations concerning proposals by management with respect to compensation, bonus, employment agreements and other benefits and policies respecting such matters for the executive officers of the Company, and implement the 1997 Plan and any other incentive programs. The Compensation Committee held four meetings during 1998.

COMPENSATION OF DIRECTORS

    The Company currently does not pay its Independent Directors cash compensation for their services. However, each Independent Director receives $1,250 for each meeting in excess of six meetings of the Board of Directors attended during each annual term. During 1998, the Company did not pay any cash compensation to the Independent Directors. Each Independent Director is also reimbursed for reasonable expenses incurred to attend director and committee meetings. In addition, in lieu of cash compensation, each Independent Director receives, upon initial election to the Board, an initial option grant to purchase up to 20,000 shares of Common Stock. Upon re-election, each Independent Director receives a subsequent option grant to purchase up to 15,000 shares of Common Stock. All of such options vest fully on the first anniversary of the grant date, except that all options granted to the Independent Directors at the Company's initial public offering vested immediately upon grant. If re-elected at the Annual Meeting, the Independent Directors will be granted additional options. All stock options are issued pursuant to the 1997 Plan at an exercise price equal to or greater than the fair market value of the Common Stock at the date of grant. Officers of the Company who are directors are not paid any director's fees or granted options as directors.

VOTE REQUIRED

    A plurality of the votes cast is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for purposes of the election of Directors and do not have an effect on the result of the vote for the election of Directors. THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NINE DIRECTOR NOMINEES TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY.


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




        PROPOSAL 2: AMENDMENT OF THE 1997 STOCK OPTION AND INCENTIVE PLAN

    Effective November 26, 1997, the Company adopted the 1997 Stock Option and Incentive Plan to (1) enable executive officers, employees and directors of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries to participate in the ownership of the Company, (2) attract and retain executive officers, other key employees (those employees who from time-to-time are recognized for exceptional contributions to the Company and its subsidiaries, including the Operating Partnership) and directors of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries, and (3) provide incentives to those persons to maximize the Company's performance and its cash flow available for distribution.

    On March 5, 1999, the Board of Directors adopted the First Amended and Restated 1997 Stock Option and Incentive Plan (the "1997 Plan"), which amendment, among other things, removed the provisions permitting the repricing of stock options granted under the 1997 Plan. On March 5, 1999, the Board of Directors also adopted, subject to stockholder approval, a First Amendment to the 1997 Plan to increase the number of shares of Common Stock issuable under the plan by 3,200,000 shares, from 5,750,000 shares to 8,950,000 shares. Under the terms of the 1997 Plan, an amendment to increase the maximum number of shares of stock which may be issued under the plan requires the approval of a majority of the Company's stockholders. After approval of the First Amendment by the Company's stockholders, the Company will restate the 1997 Plan as the Second Amended and Restated 1997 Stock Option and Incentive Plan for the purpose of reflecting the change set forth in the First Amendment. As of the date of this Proxy Statement, the Company has granted options to purchase 4,335,317 shares of Common Stock (net of forfeitures) and 48,720 restricted shares of Common Stock.

    The Board of Directors believes that increasing the number of shares available for issuance under the 1997 Plan will give the Compensation Committee and the Board of Directors greater flexibility to carry out their responsibilities to establish compensation programs that attract, motivate and retain executive officers, other key employees and directors of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries and to administer those programs in a manner that benefits the long-term interest of the Company and its stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE FIRST AMENDMENT TO THE 1997 PLAN.

GENERAL DESCRIPTION OF THE 1997 PLAN

    The principal features of the 1997 Plan are summarized below, but the summary is qualified in its entirety by reference to the full text of the plan. A copy of the 1997 Plan and the proposed First Amendment to the 1997 Plan are attached as Appendix A to this Proxy Statement.

    The 1997 Plan provides for the award of non-qualified and incentive stock options, restricted stock, stock appreciation rights, performance awards, dividend equivalents, stock payments and deferred stock. The 1997 Plan limits the maximum number of shares of Common Stock for which awards may be issued during any fiscal year to any participant in the 1997 Plan to 1,000,000. In addition, the 1997 Plan provides that the aggregate fair market value (determined at the time of grant) of shares with respect to which an incentive stock option is first exercisable by an optionee during any calendar year may not exceed $100,000.

ADMINISTRATION OF THE 1997 PLAN

    The 1997 Plan is administered by the Compensation Committee except that the full Board of Directors conducts the general administration of the 1997 Plan with respect to stock options granted to Independent Directors. No person is eligible to serve on the Compensation Committee unless he or she is an Independent Director and also a "non-employee" director as defined by Rule 16b-3 of the Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee has the authority to interpret the 1997 Plan and the agreements pursuant to which awards are granted, to adopt rules for the administration, interpretation and application of the 1997 Plan that are consistent with the plan, and to interpret, amend or revoke any of those rules. In its discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Compensation Committee under the 1997 Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Internal Revenue Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Compensation Committee.

    The 1997 Plan provides that the Compensation Committee may, but need not, delegate from time to time to a committee consisting of one or more members of the Compensation Committee or of one or more officers of the Company some or all of the Compensation Committee's authority to grant awards under the 1997 Plan to eligible recipients; provided, however, that each such recipient must be an individual other than an "officer," "director" or "beneficial owner of more than ten per centum of any class of any equity security" within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation of authority will be subject to the restrictions and limits that the Compensation Committee specifies at the time of the delegation of authority and may be rescinded at any time by the Compensation Committee. At all times, any committee appointed by the Compensation Committee will serve at the pleasure of the Compensation Committee.

ELIGIBILITY

    Employees and consultants of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries, and directors of the Company and AMB Investment Management and their subsidiaries may receive stock payments, performance awards, restricted stock, dividend equivalents and deferred stock under the 1997 Plan. Employees and consultants of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries may receive stock appreciation rights under the 1997 Plan. Non-Employee Directors (as defined in the 1997 Plan) and employees and consultants of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries may receive options to purchase shares of Common Stock under the 1997 Plan. Independent Directors will receive automatic grants of options to purchase shares of Common Stock, as described below under "Stock Options."

AWARDS

    Stock Options. Directors of the Company, employees of the Operating Partnership, employees and directors of AMB Investment Management, consultants and other persons who are not regular salaried employees of the Company are not eligible to receive incentive stock options, but are eligible to receive non-qualified stock options.

    Nonqualified stock options will provide for the right to purchase Common Stock at a specified price which, except with respect to nonqualified stock options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value of a share of Common Stock on the date of grant (but not less than par value).

    Incentive stock options will be designed to comply with the provisions of the Internal Revenue Code and will be subject to certain restrictions contained in the Internal Revenue Code. Incentive stock options must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant. Incentive stock options may be subsequently modified to disqualify them from treatment as incentive stock options. In the case of an incentive stock option granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company, the 1997 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant.

    The term of an option will be set by the Committee in its discretion; provided, however, that, (1) the Committee may not grant an option with a term of more than 10 years from the date of grant, (2) in the case of options granted to Independent Directors, the term must be 10 years from the date of grant, and
(3) in the case of incentive stock options, the term must not be more than five years from the date of grant, if the incentive stock option is granted to an individual who then owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company.

    During the term of the 1997 Plan, in addition to stock options granted at the time of the Company's initial public offering, each person who was an Independent Director at the time of the Company's initial public offering will be granted an option to purchase 15,000 shares of Common Stock, subject to adjustment, on the date of each annual meeting of stockholders at which the Independent Director is reelected to the Board of Directors. During the term of the 1997 Plan, each person (other than a person who was an Independent Director at the time of the Company's initial public offering) who is initially elected to the Board after the Company's initial public offering and who is an Independent Director at the time of initial election will automatically be granted (1) an option to purchase 20,000 shares of Common Stock, subject to adjustment, on the date of initial election, and (2) as long as the person continues to serve as an Independent Director, an option to purchase 15,000 shares of Common Stock, subject to adjustment, on the date of each annual meeting of stockholders after initial election. Members of the Board of Directors who are employees of the Company who subsequently retire from the Company and remain on the Board of Directors will not receive an initial option grant pursuant to clause (1) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, options as described in clause (2) of the preceding sentence.

    The Compensation Committee will set the period during which the right to exercise a stock option vests in the optionee. Unless the Board of Directors otherwise provides, no stock option will be exercisable by any optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the stock option is granted. Unless the Compensation Committee otherwise provides, stock options granted to Independent Directors will become fully exercisable on the first anniversary of the date of grant. At any time after grant of a stock option, the Compensation Committee may accelerate the period during which a stock option (except a stock option granted to an Independent Director) vests.

    Options are exercisable in whole or in part by written notice to the Company, specifying the number of shares being purchased and accompanied by payment of the purchase price for such shares. The option price may be paid: (1) in cash or by certified or cashier's check payable to the order of the Company,
(2) by delivery of shares of Common Stock already owned by, and in the possession of, the optionee or (3) if authorized by the Board of Directors or the Compensation Committee or if specified in the option agreement for the option being exercised, by a recourse promissory note made by the optionee in favor of the Company or through installment payments to the Company. On the date the option price is to be paid, the optionee must make full payment to the Company of all amounts that must be withheld by the Company for Federal, state or local tax purposes.

    The Compensation Committee (or the Board, in the case of options granted to Independent Directors), in its absolute discretion, may impose such limitations and restrictions on the exercise of options as it deems appropriate. Any such limitation will be set forth in the respective stock option agreement. An optionee may not exercise an option if in the sole and absolute discretion of the Compensation Committee the exercise of the option would likely result in (1) the optionee's or any other person's ownership of capital stock being in violation of the ownership limit contained in the Company's Articles of Incorporation or (2) income to the Company that could impair the Company's status as a REIT.

    Restricted Stock. Restricted stock may be sold to participants at various prices (but not below par value) and is subject to such restrictions as may be determined by the Compensation Committee. Restricted stock typically may be repurchased by the Company at the original price if certain conditions or restrictions are removed or expire. Purchasers of restricted stock will have voting rights and receive distributions prior to the time when the restrictions lapse.

    Stock Appreciation Rights. Stock appreciation rights may be granted in connection and simultaneously with the grant of a stock option, with respect to a previously granted stock option, or independent of a stock option. A stock appreciation right will be subject to such terms and conditions not inconsistent with the 1997 Plan as the Compensation Committee may impose. The Compensation Committee may require that as a condition of the grant of a stock appreciation right to an employee or consultant that the employee or consultant surrender for cancellation some or all of any unexercised other awards previously granted under the 1997 Plan.

    Performance Awards. Performance awards are cash or stock bonuses or other performance or incentive awards paid in cash, Common Stock or a combination of both. The value of performance awards may be linked to performance criteria of the Common Stock determined appropriate by the Compensation Committee. The Compensation Committee may establish the term and purchase price of any performance award.

    Dividend Equivalents. Dividend equivalents are rights to receive the equivalent value (in cash or Common Stock) of dividends or regular cash distributions paid on Common Stock. Dividend equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee.

    Stock Payments. Stock payments are payments in the form of shares of Common Stock or options or other rights to purchase shares of Common Stock as part of a deferred compensation arrangement. The number of shares granted as stock payments will be determined by the Compensation Committee and may be based upon performance criteria of the Common Stock determined appropriate by the Compensation Committee. The Compensation Committee may establish the term and purchase price or exercise price of any stock payment.

    Deferred Stock. The number of shares of deferred stock granted will be determined by the Compensation Committee and may be linked to performance criteria of the Company determined appropriate by the Compensation Committee. The Compensation Committee may establish the term and purchase price of any award of deferred stock.

NON-ASSIGNABILITY

    Awards under the 1997 Plan may be transferred only by will or by the laws of descent and distribution unless and until such awards have been exercised or the shares underlying such awards have been issued and all restrictions applicable to such shares have lapsed. During a participant's lifetime, options are exercisable only by the participant.

NO REPRICING OF OPTIONS

    In March 1999, the Board of Directors revised the 1997 Plan and removed the provisions that permitted the reduction of the exercise price of stock options granted under the 1997 Plan.

ADJUSTMENTS

    If the Compensation Committee (or the Board of Directors, in the case of options granted to Independent Directors) determines that any dividend, reclassification, stock split, reorganization, merger, consolidation or other similar change in corporate structure affects the Common Stock such that the Committee or the Board of Directors determines an adjustment is appropriate in order to prevent dilution, then the Committee or the Board will make appropriate adjustment to the maximum number and class of shares issuable under the 1997 Plan and the number and/or class of shares and price per share in effect under each outstanding option.

AMENDMENT, SUSPENSION OR TERMINATION OF THE 1997 PLAN

    The Board of Directors may at any time suspend or terminate the 1997 Plan. The Board of Directors or Compensation Committee may also at any time amend the 1997 Plan. However, no such amendment or revision may, unless appropriate stockholder approval of such amendment or revision is obtained, (1) increase the maximum number of shares which may be acquired pursuant to awards granted under the 1997 Plan (except for adjustments described in the foregoing paragraph) or
(2) increase the maximum number of shares of Common Stock (1,000,000) for which awards may be issued during any fiscal year to any participant. No amendment of the 1997 Plan may alter or impair any rights or obligations under any awards already granted unless the holder of the award consents or the award otherwise provides. No awards may be granted or awarded during any period of suspension or after termination of the 1997 Plan. No incentive stock option may be granted under the 1997 Plan after the first to occur of the expiration of ten years from the date the 1997 Plan was adopted by the Board of Directors or the expiration of ten years from the date the 1997 Plan was approved by the stockholders.

SECURITIES LAWS AND FEDERAL INCOME TAXES

    Securities Laws. The 1997 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including without limitation Rule 16b-3. The 1997 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 1997 Plan and options granted thereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    General Federal Tax Consequences. Under current Federal laws, in general, recipients of awards and grants of nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, and stock payments under the 1997 Plan are taxable under
Section 61 or 83 of the Internal Revenue Code upon their receipt of Common Stock or cash with respect to such awards or grants and, subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to an income tax deduction with respect to the amounts taxable to such recipients. Under Sections 421 and 422 of the Internal Revenue Code, recipients of incentive stock options are generally not taxable on their receipt of Common Stock upon exercise of incentive stock options if the incentive stock options and option stock are held for certain minimum holding periods and, in such event, the Company is not entitled to income tax deductions with respect to such exercises.

    Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Internal Revenue
Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

    Under Section 162(m), stock options and stock appreciation rights will satisfy the "performance-based compensation" exception if the award of the options or stock appreciation rights are made by a Board of Directors committee consisting solely of 2 or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or stock appreciation right exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation's stockholders.

    The 1997 Plan has been designed to permit the Compensation Committee to grant stock options and stock appreciation rights which will qualify as "performance-based compensation." In addition, in order to permit awards other than stock options and stock appreciation rights to qualify as "performance-based compensation, the 1997 Plan provides that the Compensation Committee may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance goals: (1) pre-tax income;
(2) operating income; (3) cash flow; (4) earnings per share, (5) return on equity; (6) return on invested capital or assets; (7) cost reductions or savings, (8) funds from operations, (9) appreciation in the fair market value of Common Stock and (10) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

VOTE REQUIRED

    The affirmative vote of a majority of the votes cast is required to approve the increase in the number of shares of Common Stock reserved for issuance under the 1997 Plan, provided that the total vote cast on the proposal represents over 50% of the shares of Common Stock entitled to vote on the proposal. Abstentions and broker "non-votes" are counted as votes against the proposal, unless holders of more than 50% of the shares of Common Stock cast votes, in which event neither an abstention nor a broker "non-vote" will have any effect on the result of the vote. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE FIRST AMENDMENT TO THE 1997 PLAN.

             CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

    The following table sets forth certain current information with respect to the executive officers of the Company:

        NAME                              AGE                  POSITION
        ----                              ----                 --------
Douglas D. Abbey....................       49     Director and Chairman of AMB Investment
                                                  Management
Hamid R. Moghadam...................       42     President, Chief Executive Officer and Director
T. Robert Burke.....................       56     Chairman of the Board
W. Blake Baird......................       38     Chief Investment Officer and Managing Director
Luis A. Belmonte....................       58     Managing Director, Industrial Division
Michael A. Coke.....................       31     Chief Financial Officer, Senior Vice President
                                                  and Director of Financial Management and
                                                  Reporting
John H. Diserens....................       45     Managing Director, Retail Division
Bruce H. Freedman...................       50     Managing Director, Industrial Division
David S. Fries......................       35     Chief Administrative Officer, Managing
                                                  Director, General Counsel and Secretary
John T. Roberts, Jr.................       35     Senior Vice President, Director of Capital
                                                  Markets and Treasurer
Craig A. Severance..................       47     Managing Director, New Initiatives and
                                                  Technology

    The following is a biographical summary of the experience of the executive officers of the Company:

    DOUGLAS D. ABBEY has served as Chairman of the Investment Committee and a Director of AMB since November 1997. Biographical information regarding Mr. Abbey is set forth under "Proposal 1: Election of Directors -- Nominees For Director."

    HAMID R. MOGHADAM has served as AMB's President and Chief Executive Officer and a Director of the Company since November 1997. Biographical information regarding Mr. Moghadam is set forth under "Proposal 1: Election of Directors -- Nominees For Director."

    T. ROBERT BURKE has served as AMB's Chairman of the Board since November 1997. Biographical information regarding Mr. Burke is set forth under "Proposal 1: Election of Directors -- Nominees For Director."

    W. BLAKE BAIRD, age 38, is the Chief Investment Officer and a Managing Director, and is Vice Chairman of the Investment Committee and the Executive Committee. Prior to joining AMB in January 1999, Mr. Baird was a Managing Director of Morgan Stanley Dean Witter & Co., most recently as head of Real Estate Investment Banking for the Western United States. Mr. Baird spent 15 years at Morgan Stanley Dean Witter, the last 11 focusing on real estate. Mr. Baird holds a B.S. in Economics from the Wharton School and a B.A. in History from the College of Arts and Sciences at the University of Pennsylvania. He also holds an M.B.A. from New York University. Mr. Baird is a former member of the Board of Directors of NAREIT, a charter member of the Advisory Board of the Steven L. Newman Real Estate Institute at Baruch College, a member of the Urban Land Institute and serves on the Policy Advisory Board for the Center for Real Estate and Urban Economics of the University of California at Berkeley.

    LUIS A. BELMONTE, age 58, is a Managing Director and co-head of the Company's Industrial Division and is a member of the Investment Committee. He specializes in industrial property development and redevelopment. He joined AMB in 1990 and has over 30 years of experience in development, redevelopment, finance, construction, and management of commercial and industrial projects. He was a partner with Lincoln Property Company, where he built a portfolio of 18 million square feet of buildings. Mr. Belmonte received his bachelor's degree from the University of Santa Clara. He is a member of the Urban Land Institute, an associate member of the Society of Industrial Realtors, and former President of the San Francisco chapter of the National Association of Industrial and Office Parties ("NAIOP"), The Association for Commercial Real Estate.

    MICHAEL A. COKE, age 31, is the Chief Financial Officer, a Senior Vice President and Director of Financial Management and Reporting. Mr. Coke joined AMB in 1997 after seven years with Arthur Andersen LLP, where he most recently served as an audit manager. At Arthur Andersen, he primarily served public and private real estate companies, including several public REITs, and specialized in real estate auditing and accounting, mergers, initial public offerings and business acquisition due diligence. Mr. Coke received a bachelor's degree in business administration and accounting from California State University at Hayward. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and NAREIT.

    JOHN H. DISERENS, age 45, is a Managing Director and head of the Company's Retail Division and is a member of the Investment Committee. He has over 21 years of experience in asset and property management. In his ten years at AMB, he has been responsible for the asset management of all properties, including over 40 community shopping centers. Prior to joining AMB, Mr. Diserens was a Vice President and a divisional manager with Property Management Systems. Mr. Diserens holds a bachelor's degree in economics and accounting from Macquarie University of Sydney, Australia, is designated Certified Commercial Investment Member and has completed the Executive Program at the Graduate School of Business, Stanford University. He is a member of the International Council of Shopping Centers, Association of Foreign Investors in U.S. Real Estate, the Institute of Real Estate Management, and is on the board of the National Association of Real Estate Investment Managers ("NAREIM").

    BRUCE H. FREEDMAN, age 50, is a Managing Director and co-head of the Company's Industrial Division and is a member of the Investment Committee. He joined the Company in 1995 and has over 28 years of experience in real estate finance and investment. Before joining the Company, he served as President of Allmerica Realty Advisors from 1993 to 1995 and as Principal of Aldrich, Eastman & Waltch ("AEW") from 1986 to 1992. Mr. Freedman is a cum laude graduate of Babson College. He is a member of the Urban Land Institute, Real Estate Finance Association and NAREIM, and holds the CRE designation from the American Society of Real Estate Counselors. He is also a member of NAIOP and is an Advisory Board member of the Babson Center for Real Estate. His charitable and community services activities include being a founding member of the Bullfinch Society of Massachusetts General Hospital, a member of the President's Forum of Children's Hospital of Boston, and a member of the President's Society of Boston College.

    DAVID S. FRIES, age 35, is the Chief Administrative Officer, a Managing Director, General Counsel and Secretary, and is Chairman of the Administrative Committee, Vice Chairman of the Executive Committee and a member of the Investment Committee. Prior to joining AMB in 1998, he was a real estate partner with the international law firms of Orrick, Herrington & Sutcliffe LLP and Morrison & Foerster LLP, where he focused on the real estate, securities and financing issues affecting REITs, the acquisition of large real estate portfolios and the negotiation of complex joint venture agreements. Mr. Fries holds a bachelor's degree in political science from the University of Pennsylvania and a J.D. degree from Stanford Law School. He is a member of the State Bar of California and NAREIT and a past President of The Belden Club.

    JOHN T. ROBERTS, JR., age 35, is a Senior Vice President, the Director of Capital Markets and Treasurer, and has over 11 years of experience in real estate finance and investment. Mr. Roberts joined AMB in 1997 after spending six years at Ameritech Pension Trust, where he most recently held the position of Director Real Estate Investments. His responsibilities included managing a $1.6 billion real estate portfolio and developing and implementing the trust's real estate program. Prior to that, he worked for Richard Ellis, Inc. and has experience in leasing and sales. Mr. Roberts received a bachelor's degree from Tulane University in New Orleans and an M.B.A. degree in finance and accounting from the Graduate School of Business at the University of Chicago.

    CRAIG A. SEVERANCE, age 47, is a Managing Director responsible for various strategic initiatives and AMB's information technology and is a member of the Investment Committee. Previously, Mr. Severance was head of the Company's acquisitions group, where he managed the screening of all property submissions and developed the Company's proprietary property submissions database. Before joining AMB in 1986, he was a Vice President with the investment real estate group at Bank of America. Mr. Severance has a bachelor's degree in economics from Middlebury College, and holds an M.B.A. degree from the Graduate School of Business at Stanford University. He is a member of the International Council of Shopping Centers.

                             EXECUTIVE COMPENSATION

    The following table sets forth the estimated annual base salary rates and other compensation paid for the years ended December 31, 1997 and 1998 to the Chief Executive Officer and certain of AMB's other executive officers who, on an annualized basis, have a total annual salary and bonus in excess of $100,000 (collectively, the "Named Executive Officers").

                                                                                           LONG-TERM COMPENSATION
                                                                                  ----------------------------------------
                                                   ANNUAL COMPENSATION                            SECURITIES
                                         ---------------------------------------                  UNDERLYING    INCENTIVE
                                                                    OTHER ANNUAL   RESTRICTED      ANNUAL     STOCK OPTION
                                                         CASH       COMPENSATION      STOCK        OPTIONS        BONUS
   NAME AND PRINCIPAL POSITION   YEAR    SALARY($)    BONUS($)(2)        ($)      AWARD(S)(#)(2)   GRANTED(4)     (#)(2)
   ---------------------------   ----    ---------    -----------   ------------  --------------  ----------- ------------
Hamid R. Moghadam
  President and
  Chief Executive
  Officer ...................... 1997       40,362(1)            0            (3)            0      500,000            0
                                 1998      350,000               0            (3)            0      252,486      263,430
Bruce H. Freedman
  Managing Director,
  Industrial Division .......... 1997       21,389(1)            0       2,800               0      130,000            0
                                 1998      200,000               0            (3)        8,177       49,757            0
Craig A. Severance
  Managing Director, New
  Initiatives and Technology ... 1997       21,389(1)            0       2,800               0      130,000            0
                                 1998      200,000         140,000            (3)            0       32,370            0
Luis A. Belmonte
  Managing Director,
  Industrial Division .......... 1997       21,389(1)            0       2,800               0      130,000            0
                                 1998      200,000         127,958            (3)            0       29,780            0
Douglas D. Abbey
  Chairman of Investment
  Committee .................... 1997       21,389(1)            0       2,800               0      250,000            0
                                 1998      200,000               0            (3)            0       20,000       71,231

--------

(1) Represents the actual amount of compensation paid from November 26, 1997 through December 31, 1997.

(2) The amount of any such bonus has been determined by the Compensation Committee of the Board of Directors. At the option of the Named Executive Officer, such officer may receive his bonus in cash, restricted shares of Common Stock (valued at 125% of the cash bonus, with three year vesting) or options to purchase Common Stock (valued at 150% of the cash bonus based on AMB's Black-Scholes value, with three year vesting).

(3) The aggregate amount of the perquisites and other personal benefits, securities or property for each of the Named Executive Officers is less than the lesser of either $50,000 or 10% of his salary and bonus paid in such year.

(4) Shares of restricted stock and options to purchase an aggregate of 4,384,037 shares of Common Stock (net of forfeitures) have been granted to directors, executive officers and other employees of AMB as of December 31, 1998. Options granted in 1997 vest pro rata in equal annual installments over a four-year period, while options granted in 1998 vest pro rata in equal annual installments over a three year period. An additional 1,365,963 shares of Common Stock are currently reserved for issuance under the 1997 Plan; however, if the stockholders approve the proposed amendment to the 1997 Plan, an additional 4,565,963 shares of Common Stock will be reserved for issuance under the 1997 Plan.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table shows certain information relating to options to purchase shares of Common Stock granted to the Named Executive Officers during 1998.

                                                                           INDIVIDUAL GRANTS(1)                   POTENTIAL
                                                                  --------------------------------------          REALIZABLE
                                                       NUMBER OF   PERCENT OF                                  VALUE OF ASSUMED
                                                       SHARES OF      TOTAL                                     ANNUAL RATES OF
                                                        COMMON       OPTIONS                                  COMMON SHARE PRICE
                                                         STOCK     GRANTED TO                                  APPRECIATION FOR
                                                      UNDERLYING  EMPLOYEES IN   EXERCISE OF                    OPTION TERM(2)
                                                        OPTIONS      FISCAL       PRICE PER   EXPIRATION   ------------------------
             NAME                                     GRANTED(#)     YEAR(3)      SHARE($)       DATE          5%           10%
             ----                                     ----------  -------------  -----------  -----------  -----------  -----------
     Hamid R. Moghadam .........................        515,916        35.1%        $21.625     12/15/08   $7,016,378   $17,780,880
     Bruce H. Freedman .........................         49,757         3.4          21.625     12/15/08      676,688     1,714,859
     Craig A. Severance ........................         32,370         2.2          21.625     12/15/08      440,227     1,115,622
     Luis A. Belmonte ..........................         29,780         2.0          21.625     12/15/08      405,003     1,026,358
     Douglas D. Abbey ..........................         91,231         6.2          21.625     12/15/08    1,240,728     3,144,247

----------

(1) All options granted in 1998 become exercisable in three equal installments (rounded to the nearest whole share of Common Stock) beginning on January 1, 2000 and have a term of not more than ten years. The option exercise price is equal to the fair market value of the Common Stock on the date of grant.

(2) In accordance with the rules promulgated by the Securities and Exchange Commission, these amounts are the hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates or annual compound share price appreciation of 5% and 10% from the date the options were granted over the full option term. No gain to the optionee is possible without an increase in the price of Common Stock, which would benefit all stockholders. Such amounts have been calculated as the exercise price multiplied by the respective annual assumed growth rate (compounded), less the exercise price of the underlying option, multiplied by the number of options granted.

(3) The total number of shares of Common Stock underlying such options used in such calculation are net of forfeitures.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table sets forth certain information concerning exercised and unexercised options held by the Named Executive Officers at December 31, 1998.


                                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                           UNDERLYING                     IN-THE-MONEY
                                                                     UNEXERCISED OPTIONS AT                OPTIONS AT
                                                                         DECEMBER 31, 1998               DECEMBER 31, 1998
                    EXERCISE      SHARES ACQUIRED      VALUE      ------------------------------  -------------------------
        NAME          PRICE       ON EXERCISE (#)  REALIZED ($)    EXERCISABLE    UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE(1)
        ----        ---------     ---------------   -----------   ------------    --------------  -----------   -----------
Hamid R. Moghadam   $ 21.000           N/A            N/A            125,000         375,000        $125,000        $375,000
                      21.625           N/A            N/A                  0         515,916               0         193,469

Bruce H. Freedman   $ 21.000           N/A            N/A             32,500          97,500          32,500          97,500
                      21.625           N/A            N/A                  0          49,757               0          18,659

Craig A. Severance  $ 21.000           N/A            N/A             32,500          97,500          32,500          97,500
                      21.625           N/A            N/A                  0          32,370               0          12,139

Luis A. Belmonte    $ 21.000           N/A            N/A             32,500          97,500          32,500          97,500
                      21.625           N/A            N/A                  0          29,780               0          11,168

Douglas D. Abbey    $ 21.000           N/A            N/A             62,500         187,500          62,500         187,500
                      21.625           N/A            N/A                  0          91,231               0          34,212

--------

(1) Based on a price per share of Common Stock of $22.00, the closing price per share on the New York Stock Exchange on December 31, 1998.

1997 PLAN

    The 1997 Plan was adopted by the Board of Directors and approved by the stockholders to enable executive officers, key employees and directors of the Company, the Operating Partnership and AMB Investment Management to participate in the ownership of the Company. The 1997 Plan is designed to attract and retain executive officers, other key employees and directors of the Company, the Operating Partnership and AMB Investment Management, and to provide incentives to such persons to maximize AMB's performance and its cash flow available for distribution. The 1997 Plan currently covers an aggregate of 5,750,000 shares of Common Stock and will expire in 2007. See "Proposal 2: Amendment of the 1997 Stock Option and Incentive Plan."

    Employees and consultants of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries, and directors of the Company and AMB Investment Management and their subsidiaries may receive stock payments, performance awards, restricted stock, dividend equivalents and deferred stock under the 1997 Plan. Employees and consultants of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries may receive stock appreciation rights under the 1997 Plan. Non-Employee Directors (as defined in the 1997 Plan) and employees and consultants of the Company, the Operating Partnership and AMB Investment Management and their subsidiaries may receive options to purchase shares of Common Stock under the 1997 Plan.

401(K) PLAN

    Effective November 26, 1997, AMB established its Section 401(k) Savings/Retirement Plan (the "401(k) Plan") to cover eligible employees of the Company and any designated affiliate. The 401(k) Plan permits eligible employees of AMB to defer up to 10% of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees' elective deferrals are immediately vested and non-forfeitable upon contributions to the 401(k) Plan. AMB currently makes matching contribution to the 401(k) Plan in an amount equal to 50% of the first 3.5% of annual compensation deferred by each employee; however, it has reserved the right to make greater matching contributions or discretionary profit sharing contributions in the future. Participants vest immediately in the matching contributions by the Company. Discretionary contributions by the Company vest over a three-year period (none were made for 1998). Employees of the Company are eligible to participate in the 401(k) Plan if they meet certain requirements concerning minimum period of credited service. AMB's matching contribution to the 401(k) Plan for the year ended December 31, 1998 was approximately $158,719. The 401(k) Plan qualifies under Section 401 of the Internal Revenue Code so that contributions by employees to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan.

EMPLOYMENT AGREEMENTS; CHANGE IN CONTROL AND NONCOMPETITION AGREEMENTS

    Currently, there are no employment agreements between AMB and any of the Named Executive Officers. However, each of the Named Executive Officers has entered into a Change in Control and Noncompetition Agreement with the Company which became effective on November 26, 1998 and which replaced the employment agreements that had been entered into at the time of the initial public offering. Such agreements have an initial term of four years and are subject to automatic one-year extensions following the expiration of the initial term. The agreements provide for severance payments during the term of the agreement and, upon the occurrence of a "change in control," for 24 months thereafter in the event of a termination of the Named Executive Officer's employment resulting from death, disability or a "change in control." A "change in control" will be deemed to have occurred if (i) the stockholders of AMB approve a plan of complete liquidation of AMB or an agreement for the sale or disposition by AMB of all or substantially all of AMB's assets, or AMB disposes of more than 50% of its interest in the Operating Partnership; (ii) any person becomes the beneficial owner, directly or indirectly, of securities of AMB representing 40% or more of the combined voting power of AMB's then outstanding securities; (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute AMB's Board of Directors, and any new Director whose election by the Board or nomination for election by AMB's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; or (iv) AMB's stockholders approve a merger or consolidation of AMB with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of AMB outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of AMB or such surviving entity outstanding immediately after such merger or consolidation or (B) where more than 50% of the directors of AMB or the surviving entity after such merger or consolidation were directors of AMB immediately before such merger or consolidation. Upon death or disability, severance benefits include base compensation and bonus based on the most recent amount paid. In the event of a "change in control," severance benefits, payable over a period of two years following the "change in control," include an amount equal to twice (i) base compensation and (ii) bonus based on the most recent amount paid, as well as certain continuing insurance and other benefits.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no Compensation Committee interlocks and no employees of the Company participate on the Compensation Committee.

    Notwithstanding anything to the contrary set forth in any of AMB's or the Operating Partnership's previous filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors consists of the Independent Directors listed below. The Committee determines base compensation for the executive officers, and reviews and makes recommendations concerning proposals by the management of AMB with respect to compensation, bonuses, employment agreements and other benefits and policies respecting such matters for AMB's employees, including its executive officers. The Committee also administers the 1997 Plan, under which grants of stock options, share appreciation rights, shares of restricted stock and other awards may be made to employees of AMB, including the executive officers. The purposes of AMB's executive compensation program are to provide incentives to create value for AMB's stockholders and to establish and maintain a performance and achievement oriented environment throughout the organization. Through the executive compensation program, the Compensation Committee intends to maintain strong links between the compensation of AMB's executive officers and corporate performance.

    In 1998, AMB retained the services of Arthur Andersen to design a formal organization-wide incentive program, which program was approved by the Compensation Committee and implemented in the form of AMB's Performance Pay Program. The Performance Pay Program is designed to encourage teamwork and innovation, focus attention on specific business objectives and award the achievement of these objectives. The compensation of most employees, including that of all executive officers and other officers, consists of two components: base salary, which is intended to be competitive in the market for the scope and responsibilities of the job performed and which is targeted at the median level of compensation in the market for similar positions, and performance pay, which is determined based on the achievement of a specific combination of corporate, group (to the extent applicable) and individual performance goals and objectives that have been predetermined and, in the case of the executive officers, approved by the Committee. In addition, AMB's officers are eligible to receive annual stock option grants based on their individual performance for that year. For services performed in 1998, executive compensation consisted of base salary, performance pay and grants of stock options under AMB's 1997 Plan. Each of these components is discussed below.

BASE SALARIES

    Base salaries for executive officers are targeted at the median level of compensation paid for the position at comparative companies and are reviewed annually by the Committee.

PERFORMANCE PAY

    Most employees, including all executive officers and other officers, are eligible to receive performance pay provided that certain performance objectives are met. Performance pay is paid once a year, after assessing AMB's financial performance, the performance of the group in which the employee works (if applicable) and the employee's individual performance. AMB's Chief Executive Officer retains the discretion to adjust each individual's performance pay by plus or minus 20% in exceptional circumstances. The Committee evaluates the individual performance of the Chief Executive Officer and determines his aggregate performance pay award and approves the goals and objectives that determine the performance pay awards of the other executive officers. Officers may choose to receive all or a portion of their bonuses in cash, shares of restricted stock (valued at 125% of the cash bonus, with three year vesting), stock options (valued at 150% of the cash bonus based on AMB's Black-Scholes value, with three year vesting), or any combination of the foregoing. This feature, which permits officers to take all or a portion of their bonuses in restricted stock or stock options, is designed to further align the interests of AMB's executive officers and other officers with the interests of AMB's stockholders and to encourage the retention of officers. Annual performance pay provides executive officers with the opportunity to earn cash compensation up to the 90th percentile level for the position at comparative companies, but only in the event that corporate, group (to the extent applicable) and individual goals have all been fully maximized.

    Bonuses for each executive officer are weighted differently among the corporate, group (to the extent applicable) and individual performance objectives. Generally, the bonuses of executive officers are weighted more heavily toward the achievement of corporate and, to the extent applicable, group performance levels. Corporate performance is measured on the basis of achieving targeted financial objectives, which, for 1998, was a predetermined range of Funds From Operations ("FFO") per share, with the corporate component of performance pay determined based on AMB's actual FFO per share within such range for such year. For 1999, corporate performance will be based on a comparison of AMB's total stockholder return and FFO per share growth to that of a group of peer companies. Group performance is measured on the basis of achieving specific quantitative and qualitative performance objectives that measure the financial performance and operating success of a group within AMB. Individual performance is measured on the basis of quantitative and qualitative performance objectives that measure an individual's contribution to AMB's success.

STOCK OPTIONS

    To provide executive officers and other officers with incentives to maximize the long-term performance of AMB and to promote the interests of AMB's stockholders, officers are also eligible to receive stock option grants. The 1997 Plan, which has been approved by the stockholders, authorizes the Compensation Committee to grant stock options, stock appreciation rights, restricted stock and other awards to the executive officers and other employees of AMB and its affiliates. Awards are granted based upon the executive officer's performance with respect to his or her individual objectives for that year; however, AMB's Chief Executive Officer retains the discretion to adjust each individual's stock option award by plus or minus 20% in exceptional circumstances. Generally, stock options are granted on an annual basis at 100% of the then current market value of AMB's stock and will only be of value to the executive officer if the stock price increases over time. All such stock options granted to executive officers in 1998 vest over a period of three years at a rate of one-third of such grant each year, thereby encouraging the retention of officers.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

    For 1998, the compensation of Mr. Moghadam was determined on the same general basis discussed above for other executive officers. In 1998, Mr. Moghadam received a base salary of $350,000. During 1998, AMB met certain predetermined financial goals, which determined, in part, the level of performance pay that Mr. Moghadam was eligible to receive. Mr. Moghadam was awarded a performance payment in the amount of $425,000, which amount he chose to receive entirely in stock options, equating to 263,430 shares of stock applying a Black-Scholes value of $2.42 per share. In addition, Mr. Moghadam was awarded a stock option to purchase up to 252,486 shares of stock. Mr. Moghadam's base salary, performance pay and stock option awards are reviewed annually by the Compensation Committee. In 1998, AMB contributed $10,000 to Mr. Moghadam's 401(k) account under the terms and conditions of that plan. Mr. Moghadam does not participate in or otherwise influence the decisions of the Compensation Committee with respect to his compensation.

SECTION 162(m)

    Section 162(m) of the Internal Revenue Code limits the tax deduction for compensation paid to AMB's Chief Executive Officer and the additional four most highly compensated officers who are employed at fiscal year end to $1.0 million per year, subject to certain performance, disclosure and stockholder requirements. Grants of stock options and restricted stock under the 1997 Plan are intended to qualify as performance based compensation, which is not subject to the Section 162(m) deduction limitation. The Compensation Committee presently intends that, so long as it is consistent with the Company's overall compensation objectives and to the extent reasonable, all executive compensation will be deductible for federal income tax purposes and, for the year ended December 31, 1998, there were no exceptions. The Committee, however, may design programs that recognize a full range of performance criteria important to AMB's success, even where compensation payable under such programs may not be deductible.

                                               Respectfully,

                                               Thomas W. Tusher, Chairman
                                               Jeffrey L. Skelton, Ph.D.
                                               Lynn M. Sedway

                                PERFORMANCE GRAPH

    As a part of the rules concerning executive compensation disclosure, the Company is obligated to provide a chart comparing the yearly percentage change in the cumulative total stockholder return on the Common Stock over a five-year period. However, since the Common Stock has been publicly traded only since November 21, 1997, such information is provided from that date through December 31, 1998.

    The following line graph compares the change in AMB's cumulative stockholder return on its shares of Common Stock from the Company's initial public offering at $21.00 per share on November 21, 1997 to December 31, 1998, to the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index") and the NAREIT Equity REIT Total Return Index ("NAREIT Equity Index") from November 30, 1997 to December 31, 1998. The line graph starts at November 21, 1997, the date that AMB's shares of Common Stock commenced trading on the New York Stock Exchange; however, the beginning value of each of the NAREIT Equity Index and the S&P 500 Index is as of November 30, 1997, as each index is calculated only on a monthly basis. The graph assumes the investment of $100 in AMB and each of the indices and, as required by the Securities and Exchange Commission, the reinvestment of all distributions. The return shown on the graph is not necessarily indicative of future performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                         AMONG AMB PROPERTY CORPORATION,
                      S&P 500 INDEX AND NAREIT EQUITY INDEX

  MEASUREMENT PERIOD        AMB PROPERTY       NAREIT EQUITY

 (FISCAL YEAR COVERED)       CORPORATION           INDEX         S&P 500 INDEX
 ---------------------       -----------           -----         -------------
       11/21/97                 100                100               100

       12/31/97                 120                105               106

       12/31/98                 112                 86               137

----------

(1) Beginning value of each of the NAREIT Equity Index and the S&P 500 Index is as of November 30, 1997, as each index is calculated only on a monthly basis.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of March 22, 1999, regarding the beneficial ownership of Common Stock and limited partnership units for (i) each person known by AMB to be the beneficial owner of five percent or more of AMB's outstanding Common Stock or the Operating Partnership's outstanding units, (ii) each Director and each Named Executive Officer and (iii) the Directors and officers of the Company as a group. Except as indicated below, all of such Common Stock and limited partnership units are owned directly and the indicated person has sole voting and investment power with respect to all of the shares of Common Stock and limited partnership units beneficially owned by such person.

                                                                                                                      PERCENTAGE OF
                                                                                                        PERCENTAGE     OUTSTANDING
                                          NUMBER OF SHARES OF      PERCENTAGE OF         NUMBER OF           OF           SHARES
                                             COMMON STOCK       OUTSTANDING SHARES         UNITS        OUTSTANDING  OF COMMON STOCK
NAME OF BENEFICIAL OWNER(1)              BENEFICIALLY OWNED(1)  OF COMMON STOCK(1)  BENEFICIALLY OWNED     UNITS       AND UNITS(1)
----------------------------             --------------------   ------------------  -----------------   ------------  --------------
Hamid R. Moghadam(2) .................         1,755,483            2.04                   --                  --            1.95

Bruce H. Freedman(3) .................           136,744             *                     --                  --             *

Craig A. Severance(3) ................           248,335             *                     --                  --             *

Luis A. Belmonte(3) ..................           175,667             *                     --                  --             *

Douglas D. Abbey(4) ..................         1,295,549            1.50                   --                  --            1.44

T. Robert Burke(5) ...................         1,033,539            1.20                   --                  --            1.15

Daniel H. Case III(6) ................            56,500             *                     --                  --             *

Robert H. Edelstein, Ph.D.(7) ........            27,452             *                     --                  --             *

Lynn M. Sedway(7) ....................            29,625             *                     --                  --             *

Jeffrey L. Skelton, Ph.D.(7) .........            27,452             *                     --                  --             *

Thomas W. Tusher(7) ..................            52,452             *                     --                  --             *

Caryl B. Welborn, Esq.(7) ............            34,452             *                     --                  --             *

Ameritech Pension Trust(8) ...........        12,040,530           14.00                   --                  --           13.36

City and County of San Francisco
Employees' Retirement System(9) ......         6,117,440            7.11                   --                  --            6.76

Southern Company Services, Inc.(10) ..         5,532,415            6.43                                                     6.11

All Directors and Named Executive
Officers as a group
(12 persons)(11) .....................         4,873,250            5.63                   --                  --            5.41

Allmerica ............................                --              --              559,628                  12.58          *

Campenelli ...........................                --              --              955,657                  21.48         1.06

Gamble ...............................                --              --              482,153                  10.84          *

Holbrook W. Goodale ..................                --              --              239,928                   5.39          *

Legacy Partners Commercial, Inc. .....                --              --              699,837                  15.73          *

Charles R. Wichman ...................                --              --              426,582                   9.59          *

Frederick B. Wichman .................                --              --              426,582                   9.59          *


-----

* Represents less than 1.0% of outstanding shares of Common Stock or limited partnership units, based on 86,026,271 shares of Common Stock and 4,448,873 limited partnership units outstanding as of March 22, 1999.

(1) Unless otherwise indicated, the address for each of the persons listed is c/o AMB Property Corporation, 505 Montgomery Street, San Francisco, California 94111.

(2) Includes options to purchase up to 125,000 shares of Common Stock, which are exercisable within 60 days of March 22, 1999.

(3) Includes options to purchase up to 32,500 shares of Common Stock, which are exercisable within 60 days of March 22, 1999.

(4) Includes options to purchase up to 62,500 shares of Common Stock, which are exercisable within 60 days of March 22, 1999.

(5) Includes options to purchase up to 56,250 shares of Common Stock, which are exercisable within 60 days of March 22, 1999.

(6) Includes options to purchase up to 26,500 shares of Common Stock, which are exercisable within 60 days of March 22, 1999. Pursuant to a Form 4 for January 1999, filed with the Securities and Exchange Commission, 10,0000 shares are held by Mr. Case's wife and he has disclaimed beneficial ownership of these securities.

(7) Includes options to purchase up to 26,500 shares of Common Stock, which are exercisable within 60 days of March 22, 1999.

(8) Pursuant to a Form 4 for February 1999, filed with the Securities and Exchange Commission. Reflects shares held by State Street Bank and Trust Company, as trustee, the voting and investment power with respect to which are held by Ameritech Pension Trust. The address of Ameritech Pension Trust for this purpose is 225 W. Randolph, HQ13A, Chicago, Illinois 60606, Attn.:
     Director - Real Estate.

(9) The address of the City and County of San Francisco Employees' Retirement System is 1155 Market Street, San Francisco, California 94103.

(10) The address of Southern Company Services, Inc. is 64 Perimeter Center East, Atlanta, Georgia 06831.

(11) Includes options to purchase up to 500,250 shares of Common Stock, which are exercisable within 60 days of March 22, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    AMB has engaged in the following transactions and relationships with certain of its executive officers, Directors and persons who hold more than 5% of the outstanding shares of Common Stock.

FORMATION TRANSACTIONS

    In connection with the formation of the Company (the "Formation Transactions"), the Company's predecessor effected a series of mergers pursuant to which certain entities merged into the Company. As a result, the Company's executive officers (the former stockholders of the predecessor) received an aggregate of 4,746,616 shares of Common Stock, with a total value at the time of the initial public offering of $99.7 million, and the right to receive in the Company's second year of operation up to 4,237,750 limited partnership Units (the "Performance Units"). The issuance of such Units is dependent upon the future trading price of and dividends on the shares of Common Stock. In addition, such executive officers received the right to receive certain investment management fees earned by AMB Investment Management, subject to certain limitations. During the year ended December 31, 1998, approximately $5,062,000 was paid to the Company's executive officers in respect of the right to receive such investment management fees.

    In addition, certain individual account investors, former investment management clients of the predecessor, including Ameritech Pension Trust, City and County of San Francisco Employees' Retirement System and Southern Company System Master Retirement Trust, contributed certain real property interests to the Company. In exchange for such contribution of properties, Ameritech Pension Trust, City and County of San Francisco Employees' Retirement System and Southern Company System Master Retirement Trust received 12,441,580 shares of Common Stock, 6,772,640 shares of Common Stock and 8,032,415 shares of Common Stock, respectively, with a total value at the time of the initial public offering of $572.2 million. See "Security Ownership of Certain Beneficial Owners and Management."

    In connection with consummation of the Formation Transactions, the Company assumed the $4.0 million revolving credit facility of the predecessor, of which approximately $1.1 million was outstanding upon completion of the Formation Transactions, relieving three of the Company's executive officers, Messrs. Abbey, Moghadam and Burke, of their respective obligations with respect to the partial guaranty of such indebtedness. The proceeds of such indebtedness were used by the predecessor to acquire certain assets historically used in the predecessor's operations from AMB Investment, Inc. ("AMBI"), an entity owned equally by Messrs. Abbey, Moghadam and Burke. The Company also assumed a $791,925 note payable of AMBI as consideration for the transfer to the Company of AMBI's general partner interest in a real estate fund managed by the predecessor (which the Company believed had a value equal to or greater than the face amount of such note at the time such note payable was assumed).

OTHER RELATED TRANSACTIONS

    In January 1993, AMBI, the predecessor, AMB Corporate Real Estate Advisors, Inc. ("AMBCREA"), AMB Development L.P., AMB Development, Inc. and AMB Institutional Housing Partners entered into an agreement for the purpose of the parties thereto to work together to accomplish separate business purposes while sharing certain support and other resources. Under the Intercompany Agreement, each party to the agreement (each, an "AMB Intercompany Party") is permitted to use the term "AMB" as a part of its name. Each AMB Intercompany Party also agreed, among other things, to do business in a specified aspect of real estate and finance; to use its best efforts to refer business opportunities outside of its own line of business to other AMB Intercompany Parties; to provide intercompany loans; and to utilize personnel of another AMB Intercompany Party for a fee. In addition, under the Intercompany Agreement, AMBI agreed to: (i) provide common business services, resources and support, including employees, benefits, services contracts and financial management and reporting to each AMB Intercompany Party; (ii) purchase all fixed assets and rent them to the AMB Intercompany Parties for a fee; (iii) act as lessee for office space for each AMB Intercompany Party; (iv) employ all employees of each AMB Intercompany Party, fix such employees' salaries, bonuses and benefits, and charge such costs to the appropriate AMB Intercompany Party; and (v) pay for the direct and indirect costs of operation of each AMB Intercompany Party and charge each AMB Intercompany Party its allocated share. The total amount paid to AMBI by the predecessor during the years ended December 31, 1994, 1995, 1996 and 1997 was $9,940,762, $13,564,178, $16,842,615 and $18,159,000, respectively, which equaled the expenses incurred by AMBI allocable to the predecessor for each such year.

    As part of the Formation Transactions, the Company acquired AMBI's assets (other than its leasehold interest for office space and certain office equipment) and employed the employees utilized in its business, and all other AMBI employees were transferred to AMBCREA. Accordingly, upon consummation of the initial public offering, the Intercompany Agreement was modified so that it applies only to the office space and certain office equipment leased by AMBI, which is used by the Company, the Operating Partnership and AMB Investment Management, respectively, for fees equal to an allocation of AMBI's cost thereof. Pursuant to this agreement, the Operating Partnership reimbursed AMB Investments, Inc. $1.2 million for occupancy costs in 1998. AMBCREA, AMB Institutional Housing Partners, AMB Development, Inc. and AMB Development L.P. are continuing to use the name "AMB" pursuant to royalty-free license arrangements with the Company. AMBCREA ceased operations during 1998.

    In November 1997, the Operating Partnership and AMB Investment Management Limited Partnership (the "IM Partnership") entered into an agreement pursuant to which the Operating Partnership agreed to provide to the IM Partnership certain acquisition related services and agreed to share the services of, and certain employment obligations of, certain employees. During the year ended December 31, 1998, the total amount paid to the Operating Partnership by the IM Partnership for acquisition related services was approximately $1.8 million and the total amount paid to the IM Partnership by the Operating Partnership for employee related costs was approximately $600,000.

                     COMPLIANCE WITH FEDERAL SECURITIES LAWS

    Section 16(a) of the Exchange Act requires AMB's officers and Directors, and persons who own more than 10% of a registered class of AMB's equity securities (collectively, "Insiders"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of AMB's Common Stock and other equity securities of AMB. Insiders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) forms they file.

    To AMB's knowledge, based solely on review of the copies of such reports furnished to AMB or written representations that no other reports were required, during the year ended December 31, 1998, all Insiders complied with all Section 16(a) filing requirements applicable to them.

                                    AUDITORS

    Subject to its discretion to appoint alternative auditors if it deems such action appropriate, the Board of Directors has retained Arthur Andersen LLP as AMB's auditors for the current fiscal year. The Board has been advised that Arthur Andersen LLP is independent with regard to AMB within the meaning of the Securities Act and the applicable published rules and regulations thereunder. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire and to respond to appropriate questions from stockholders.

                              AVAILABLE INFORMATION

    AMB is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by AMB may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the Securities and Exchange Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the Securities and Exchange Commission's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621-2511, or by way of the Securities and Exchange Commission's Internet address, http://www.sec.gov.

    AMB will provide without charge to each person to whom a copy of the Proxy Statement is delivered, upon the written or oral request of any such persons, additional copies of AMB's Form 10-K for the period ended December 31, 1998. Requests for such copies should be addressed to: AMB Property Corporation, 505 Montgomery Street, San Francisco, California 94111, Attn: Investor Relations, telephone (415) 394-9000.

                                  OTHER MATTERS

    The Board of Directors does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, which may properly be acted upon, the proxies solicited hereby will be voted on such matter in accordance with the discretion of the proxy holders named therein.

March 31, 1999

                                             By Order of the Board of Directors,


                                            /s/ DAVID S. FRIES
                                            -----------------------------------
                                            DAVID S. FRIES
                                            Chief Administrative Officer,
                                            Managing Director, General Counsel
                                            and Secretary

                                                                       EXHIBIT A


                         THE FIRST AMENDED AND RESTATED
                      1997 STOCK OPTION AND INCENTIVE PLAN
                                       OF
                            AMB PROPERTY CORPORATION
                       AND AMB INVESTMENT MANAGEMENT, INC.
                        AND THEIR RESPECTIVE SUBSIDIARIES

                  AMB Property Corporation, a Maryland corporation (the "Company") and AMB Investment Management, Inc., a Maryland corporation (the "Investment Management Company") adopted The 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Investment Management, Inc. and their Respective Subsidiaries (as such term is defined below), effective November 26, 1997, for the benefit of their eligible employees, consultants and directors and those of their Subsidiaries. The 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Investment Management, Inc. and their Respective Subsidiaries is hereby amended and restated in its entirety in the form of this First Amended and Restated 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Investment Management, Inc. and their Respective Subsidiaries (the "Plan"), effective as of March 5, 1999. The Plan consists of two plans, one for the benefit of employees, consultants and independent directors of the Company and its Subsidiaries and one for the benefit of the employees, consultants and independent directors of the Investment Management Company and its Subsidiaries.

                  The purposes of this Plan are as follows:

                  (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (2) To enable the Company and the Investment Management Company, and their respective Subsidiaries, to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

                  1.1. General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

                  1.2. Award Limit. "Award Limit" shall mean 1 million shares of Common Stock, as adjusted pursuant to Section 10.3.

                  1.3. Board. "Board" shall mean the Board of Directors of the Company.

                  1.4. Cause. "Cause," unless otherwise defined in an Employee's employment agreement, or a consultant's consulting agreement, with the Company or one of its Subsidiaries, shall mean (i) gross negligence or willful misconduct, (ii) an uncured breach of any of the employee's material duties under their employment agreement, (iii) fraud or other conduct against the material best interests of the Company or (iv) a conviction of a felony if such conviction has a material adverse effect on the Company.

                  1.5. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

                  (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                  (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  1.6. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.7. Committee. "Committee" shall mean, with respect to the Company and any Company Subsidiary, the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section
9.1 and, with respect to the Investment Management Company, the Compensation Committee of its board of directors or another committee or subcommittee of such board, if any, appointed by the Board of Directors of the Investment Management Company in a manner consistent with Section 9.1 hereof (except that references to the Board in such Section shall mean the board of directors of the Investment Management Company) or the Investment Management Company's board of directors; provided, however, that in the case of a person who is an "officer or director of the issuer" within the meaning of Rule 16-3(a) under the Securities Exchange Act of 1934, as amended, the grant of any award under this Plan to such person shall be made by the Compensation Committee of the Board.

                  1.8. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

                  1.9. Company. "Company" shall mean AMB Property Corporation, a Maryland corporation.

                  1.10. Company Employee. "Company Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Company Subsidiary.

                  1.11. Company Subsidiary. "Company Subsidiary" shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company or by one or more other Company Subsidiaries or by the Company and one or more Company Subsidiaries.

                  1.12. Consultant. "consultant" shall mean any consultant or adviser if:

                  (a) the consultant or adviser renders bona fide services to the Company, the Investment Management Company or their respective subsidiaries;

                  (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the securities of the Company, the Investment Management Company or their respective subsidiaries; and

                  (c) the consultant or adviser is a natural person who has contracted directly with the Company, the Investment Management Company or their respective subsidiaries, as applicable, to render such services.

                  1.13. Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

                  (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

                  (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

                  (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

                  1.14. Deferred Stock. "Deferred Stock" shall mean Common Stock awarded under Article VII of this Plan.

                  1.15. Director. "Director" shall mean an Independent Director, an Investment Management Company Director or a Non-Employee Director.

                  1.16. Dividend Equivalent. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends or regular cash distributions paid on Common Stock, awarded under Article VII of this Plan.

                  1.17. Employee. "Employee" shall mean any Company Employee or any Investment Management Company Employee.

                  1.18. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.19. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith. Notwithstanding anything to the contrary herein, the Fair Market Value at the time of grant of a share of Common Stock underlying an option grant or other award made under this Plan and in connection with the initial public offering of the Company shall be the initial offering price per share.

                  1.20. General Partner Interest. "General Partner Interest" shall mean an ownership interest in the Partnership that is a general partner interest and includes any and all benefits to which the holder of such an interest may be entitled as provided in the Partnership Agreement, together with all obligations of such holder to comply with the terms and provisions of such agreement.

                  1.21. Grantee. "Grantee" shall mean an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Deferred Stock, under this Plan.

                  1.22. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

                  1.23. Initial Independent Director. "Initial Independent Director" shall have the meaning given to such term in Section 3.4(d) hereof.

                  1.24. Independent Director. "Independent Director" shall mean a member of the Board who is not an employee, officer or affiliate of the Company or a subsidiary or division thereof, or a relative of a principal executive officer, and who is not an individual member of an organization acting as an advisor, consultant or legal counsel receiving compensation on a continuing basis from the Company in addition to director's fees.

                  1.25. Investment Management Company. "Investment Management Company" shall mean AMB Investment Management, Inc., a Maryland corporation.

                  1.26. Investment Management Company Employee. "Investment Management Company Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Investment Management Company, or any corporation or partnership which is then an Investment Management Company Subsidiary.

                  1.27. Investment Management Company Independent Director. "Investment Management Company Independent Director" shall mean a member of the Investment Management Company Board who is not (i) an employee, officer, or affiliates of the Company, the Investment Management Company or a subsidiary or division of the foregoing, or a relative of a principal executive officer, and who is not an individual member of an organization acting as an advisor, consultant or legal counsel receiving compensation on a continuing basis from the company or the Investment Management Company in addition to director's fees or (b) an Independent Director.

                  1.28. Investment Management Company Purchase Price. "Investment Management Company Purchase Price" shall have the meaning set forth in Section 5.5 hereof.

                  1.29. Investment Management Company Purchased Shares. "Investment Management Company Purchased Shares" shall have the meaning set forth in Section 5.5 hereof.

                  1.30. Investment Management Company Subsidiary. "Investment Management Company Subsidiary" shall mean (i) a corporation, association or other business of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Investment Management Company or by one or more Investment Management Company Subsidiaries or by the Investment Management Company and one or more Investment Management Company Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Investment Management Company or by one or more Investment Management Company Subsidiaries or by the Investment Management Company and one or more Investment Management Company Subsidiaries and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Investment Management Company or by one or more Investment Management Company Subsidiaries or by the Investment Management Company and one or more Investment Management Company Subsidiaries.

                  1.31. Non-Employee Director. "Non-Employee Director" shall mean a member of the Board or the Investment Management Company Board who is not an Independent Director, an Investment Management Company Independent Director or an Employee.

                  1.32. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

                  1.33. Option. "Option" shall mean a stock option granted under
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to anyone other than Company Employees shall be Non-Qualified Stock Options.

                  1.34. Optionee. "Optionee" shall mean an Employee, consultant or Director granted an Option under this Plan.

                  1.35. Partnership. "Partnership" shall mean AMB Property, L.P., a Delaware limited partnership.

                  1.36. Partnership Agreement. "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of the Partnership, as the same may be amended, modified or restated from time to time.

                  1.37. Partnership Employee. "Partnership Employee" shall mean any officer, other employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership, or any entity which is then a Partnership Subsidiary.

                  1.38. Partnership Purchase Price. "Partnership Purchase Price" shall have the meaning set forth in Section 5.4

                  1.39. Partnership Purchased Shares. "Partnership Purchased Shares" shall have the meaning set forth in Section 5.4.

                  1.40. Partnership Subsidiary. "Partnership Subsidiary" shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries,
(ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries.

                  1.41. Performance Award. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VII of this Plan.

                  1.42. Plan. "Plan" shall mean the First Amended and Restated 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Investment Management, Inc. and their Respective Subsidiaries.

                  1.43. Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

                  1.44. Restricted Stockholder. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under
Article VI of this Plan.

                  1.45. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

                  1.46. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Committee as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

                  1.47. Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of this Plan.

                  1.48. Stock Payment. "Stock Payment" shall mean (i) a payment in the form of shares of Common Stock, or (ii) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or consultant in cash, awarded under Article VII of this Plan.

                  1.49. Subsidiary. "Subsidiary" shall mean any Company Subsidiary or Investment Management Company Subsidiary.

                  1.50. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

                  1.51. Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee, Grantee or Restricted Stockholder who is an Independent Director or a Management Investment Company Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement; but excluding, at the discretion of the Committee, terminations
(i) where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary and (ii) which are followed by the simultaneous establishment of a directorship with the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors or Management Investment Company Independent Directors in accordance with the Company's bylaws.

                  1.52. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company, Investment Management Company or Partnership, or any of their respective Subsidiaries, is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

                  2.1. Shares Subject to Plan.

                  (a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be shares of Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed Five Million Seven Hundred Fifty Thousand (5,750,000).

The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                  (b) The maximum number of shares which may be subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed the Award Limit.

                  2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of
Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

                  3.1. Eligibility. Any Employee, consultant or Non-Employee Director selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option. Independent Directors of the Company shall be eligible to be granted Options at the times and in the manner set forth in
Section 3.4(d).

                  3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

                  3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee, or to any Employee of a Subsidiary which does not constitute a "subsidiary corporation" within Section 424(f) of the Code.

                  3.4. Granting of Options

                  (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                           (i) Determine which Employees are key Employees and select from among the key Employees, consultants and Non-Employee Directors (including Employees, consultants and Non-Employee Directors who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

                           (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                           (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                  (b) Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                  (d) During the term of the Plan, each person who is named as an Independent Director in the Company's registration statement in connection with the Company's initial public offering of its Common Stock (an "Initial Independent Director") as of the date upon which such Independent Director's term as a director commences, automatically shall be granted (i) an Option to purchase twenty-six thousand two hundred fifty (26,250) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering and (ii) an Option to purchase fifteen thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial public offering at which the Independent Director is reelected to the Board commencing with the annual meeting to be held in 1999. During the term of the Plan, a person, other than an Initial Independent Director, who is initially elected to the Board after the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election automatically shall be granted (i) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election and (ii) an Option to purchase fifteen thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after such initial election at which the Independent Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

                  4.1. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock

Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

                  4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that (i) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided, however, that the price of each share subject to each Option granted to Initial Independent Directors pursuant to Section 3.4(d) hereof shall equal the initial public offering price per share of Common Stock; and (iv) in the case of all other Options granted, such price shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Notwithstanding any other provision of this Plan to the contrary, the Committee shall not have the authority to amend the terms of any outstanding Option to reduce its exercise price.

                  4.3. Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, (i) no Option shall be granted with a term of more than ten (10) years from the date the Option is granted, (ii) in the case of Options granted to Independent Directors, the term shall be ten (10) years from the date the Option is granted, and (iii) in the case of Incentive Stock Options, the term shall not be more than five (5) years from the date the Incentive Stock Option is granted, if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

                  4.4. Option Vesting

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that, unless the Board otherwise provides in the terms of the Options or otherwise, Options granted to Independent Directors shall become fully exercisable on first anniversary of the date of Option grant, except as provided in Section 10.3(b). At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

                  (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                  4.5. Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall (i) confer upon any Optionee any right to (a) continue in the employ of, or as a consultant for, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary, or as a Director, or (b) receive any severance pay from the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without Cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

                  5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                  5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company (or such other officer as identified in the applicable Stock Option Agreement):

                  (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

                  (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii) and (iv). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  5.3. Transfer of Shares to a Company Employee, Consultant or Independent Director. As soon as practicable after receipt by the Company, pursuant to Section 5.2(d), of payment for the shares with respect to which an Option (which in the case of a Company Employee, consultant or Independent Director was issued to and is held by such Optionee in such capacity), or portion thereof, is exercised by an Optionee who is a Company Employee, Independent Director or a consultant to the Company, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to

                  (a) The amount of the payment made by the Optionee to the Company pursuant to Section 5.2(d), divided by

                  (b) The price per share of the shares subject to the Option as determined pursuant to Section 4.2.

                  5.4. Transfer of Shares to a Partnership Employee, Consultant or Independent Director. (a) At the time that an Optionee who is an Employee, Independent Director or consultant of the Partnership or a Partnership Subsidiary exercises all or any part of an Option pursuant to the terms of this Plan, such Optionee shall remit to the Partnership or the Partnership Subsidiary, as the case may be, an amount equal to the product of the exercise price per share of such Option and the number of shares with respect to such Option being exercised by such Optionee.

                  (b) As soon as practicable after receipt by the Operating Partnership of a notice of the exercise of shares with respect to which an Option (which was issued to and is held by a Partnership Employee, consultant or Independent Director in such capacity), or portion thereof, is exercised by an Optionee who is a Partnership Employee, Independent Director or consultant, with respect to each such exercise the Company shall sell to the Partnership, or the Partnership Subsidiary in the case of an Optionee who is an Employee, consultant or Independent Director of Partnership Subsidiary, the number of shares (the "Partnership Purchased Shares") equal to the number of shares subject to such exercise by such Optionee at a purchase price equal to the Fair Market Value of a share of Common Stock at the time of the exercise (the "Partnership Purchase Price");

                  (c) As soon as practicable after receipt of the Partnership Purchased Shares by the Partnership, or the Partnership Subsidiary in the case of an Optionee who is an Employee, Independent Director or consultant of a Partnership Subsidiary, the Partnership or the Partnership Subsidiary, as the case may be, shall transfer such shares to the Optionee at no additional cost.

                  5.5. Transfer of Shares to an Investment Management Company Employee, Consultant or Independent Director. (a) At the time that an Optionee who is an Employee, Independent Director or consultant of the Investment Management Company or an Investment Management Company Subsidiary exercises all or any part of an Option pursuant to the terms of this Plan, such Optionee shall remit to the Investment Management Company or the Investment Management Company Subsidiary, as the case may be, an amount equal to the product of the exercise price per share of such Option and the number of shares with respect to such Option being exercised by such Optionee.

                  (b) As soon as practicable after receipt by the Investment Management Company, of a notice of the exercise of shares with respect to which an Option (which in the case of an Investment Management Company Employee, consultant or Independent Director was issued to and is held by such Optionee in such capacity), or portion thereof, is exercised by an Optionee who is an Investment Management Company Employee, an Investment Management Company Independent Director or consultant, with respect to each such exercise the Company shall sell to the Investment Management Company, or the Investment Management Company Subsidiary in the case of an Optionee who is an Employee, consultant or Independent Director of an Investment Management Company Subsidiary, the number of shares (the "Investment Management Company Purchased Shares") equal to the number of shares subject to such exercise by such Optionee at a purchase price equal to the Fair Market Value of a share of Common Stock at the time of the exercise (the "Investment Management Company Purchase Price");

                  (c) As soon as practicable after receipt of the Investment Management Company Purchased Shares by the Investment Management Company, or the Investment Management Company Subsidiary in the case of an Optionee who is an Employee, Independent Director or consultant of a Investment Management Company Subsidiary, the Investment Management Company or such Investment Management Company Subsidiary, as the case may be, shall transfer such shares to the Optionee at no additional cost.

                  5.6. Transfer of Payment to the Partnership. As soon as practicable after receipt by the Company of the amount described in Section 5.2(d), 5.4(b) and 5.5(b) the Company shall contribute to the Partnership an amount of cash equal to such payment and the Partnership shall issue an additional interest in the Partnership on the terms set forth in the Partnership Agreement.

                  5.7. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

                  5.8. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                  5.9. Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                  5.10. Limitations on Exercise of Options Granted to an Optionee. The Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such limitations and restrictions on the exercise of Options as it deems appropriate. Any such limitation shall be set forth in the respective Stock Option Agreement. Notwithstanding the foregoing, an Option is not exercisable if in the sole and absolute discretion of the Committee the exercise of such Option would likely result in any of the following:

                  (a) the Optionee's or any other person's ownership of capital stock being in violation of the Stock Ownership Limit (as defined in the Company's Articles of Incorporation); or

                  (b) income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.

                                   ARTICLE VI.
                            AWARD OF RESTRICTED STOCK

                  6.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Director or consultant whom the Committee determines should receive such an award.

                  6.2. Award of Restricted Stock

                  (a) The Committee may from time to time, in its absolute discretion:

                           (i) Determine which Employees are key Employees and select from among the key Employees, Directors or consultants (including Employees, Directors or consultants who have previously received other awards under this Plan) such of them as in its opinion should be awarded Restricted Stock; and

                           (ii) Determine the purchase price, if any, and other terms and conditions (including, without limitation, in the case of awards to Employees, consultants or Independent Directors of the Partnership, any Partnership Subsidiary, the Investment Management Company or any Investment Management Company Subsidiary, the mechanism for the transfer of the Restricted Stock and payment therefor and, in the case of the repurchase of shares of Restricted Stock subject to restrictions in effect at the time of the Termination of Employment, Directorship or Consultancy of such Employee, Director or consultant, as the case may be) applicable to such Restricted Stock, consistent with this Plan.

                  (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                  (c) Upon the selection of a key Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  6.3. Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected key Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

                  6.4. Consideration. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock) or, in the case of a Director, complete the remainder of such Director's elected term. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall (i) confer on any Restricted Stockholder any right to
(a) continue in the employ of, as a Director of or as a consultant for, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary or
(b) receive any severance pay from the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge the Employee or consultant at any time for any reason whatsoever, with or without Cause, or any Director pursuant to the Company's bylaws.

                  6.5. Rights as Stockholders. Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to
Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.6.

                  6.6. Restriction. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company,

Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to
Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon a Termination of Employment or, if applicable, upon a Termination of Directorship or a Termination of Consultancy; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment or Termination of Directorship following a "change of ownership control" (within the meaning of Treasury Regulation Section 1.62-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability.

                  6.7. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Director or a Termination of Consultancy, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Restricted Stockholder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or a Termination of Consultancy without Cause, following any change in control or ownership of the Company, because of the Restricted Stockholder's retirement, or otherwise.

                  6.8. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

                  6.9. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                  6.10. Provisions Applicable to Section 162(m) Participants.

                  (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

                  (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VII.

                    PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS,
                         DEFERRED STOCK, STOCK PAYMENTS

                  7.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any consultant or Independent Director whom the Committee determines should receive such an award.

                  7.2. Performance Awards. Any key Employee, consultant or Independent Director selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value, net profits or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or consultant.

                  7.3. Dividend Equivalents. Any key Employee, consultant or Independent Director selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option, Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Option, Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee. With respect to Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalents shall be payable regardless of whether such Option is exercised.

                  7.4. Stock Payments. Any key Employee, consultant or Independent Director selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Fair Market Value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

                  7.5. Deferred Stock. Any key Employee, consultant or Independent Director selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Grantee of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the award has vested and the Common Stock underlying the award has been issued.

                  7.6. Performance Award Agreement, Dividend Equivalent Agreement, Deferred Stock Agreement, Stock Payment Agreement. Each Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized Officer of the Company and which shall contain such terms and conditions (including, without limitation, in the case of awards to Employees, consultants or Independent Directors of the Partnership, any Partnership Subsidiary, the Investment Management Company or any Investment Management Company Subsidiary, the mechanism for the transfer or rights under such awards) as the Committee shall determine, consistent with this Plan.

                  7.7. Term. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

                  7.8. Exercise or Purchase Price. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

                  7.9. Exercise Upon Termination of Employment. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Grantee is an Employee or consultant; provided, however, that the Committee in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted pursuant to Section 7.12, the Committee in its sole and absolute discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

                  7.10. Payment on Exercise. Payment of the amount determined under Section 7.1 or 7.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 5.3.

                  7.11. Consideration. In consideration of the granting of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment, the Grantee shall agree, in a written agreement, to remain in the employ of, or to consult for, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year after such Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is granted (or such shorter period as may be fixed in such agreement or by action of the Committee following such grant). Nothing in this Plan or in any agreement hereunder shall (i) confer on any Grantee any right to (a) continue in the employ of, or as a consultant for, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary or (b) receive any severance pay from the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without Cause.

                  7.12. Provisions Applicable to Section 162(m) Participants.

                  (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant any performance or incentive awards described in Article VII to a Section 162(m) Participant that vest or become exercisable or payable upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

                  (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to performance or incentive awards described in Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety
(90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VIII.

                            STOCK APPRECIATION RIGHTS

                  8.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions (including, without limitation, the mechanism for the transfer of rights under such awards) not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in

Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

                  8.2. Coupled Stock Appreciation Rights

                  (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                  (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                  (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

                  8.3. Independent Stock Appreciation Rights

                  (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to
Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

                  (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

                  8.4. Payment and Limitations on Exercise

                  (a) Payment of the amount determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of
Section 5.3 above pertaining to Options.

                  (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.


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

                  8.5. Consideration. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall (i) confer on any Grantee any right to (a) continue in the employ of, or as a consultant for, the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary or (b) receive any severance pay from the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary or (ii) interfere with or restrict in any way the rights of the Company, a Company Subsidiary, the Investment Management Company, an Investment Management Company Subsidiary, the Partnership or a Partnership Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without Cause.

                                   ARTICLE IX.

                                 ADMINISTRATION

                  9.1. Compensation Committee. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board. Following such registration, the Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of
Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                  9.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

                  9.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  9.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's


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

officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                  9.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time to a committee consisting of one or more members of the Committee or of one or more officers of the Company some or all of the Committee's authority to grant awards under this Plan to eligible recipients; provided, however, that each such recipient must be an individual other than an "officer," "director" or "beneficial owner of more than ten per centum of any class of any equity security" within the meaning of each such term as it is used under Section 16(b) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

                  10.1. Not Transferable. Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award, Deferred Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                  During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

                  10.2. Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 10.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or increase the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the

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

holder of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, alter or impair any rights or obligations under any Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock, Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten years from the date the 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Investment Management, Inc. and their Respective Subsidiaries was adopted by the Board; or

                  (b) The expiration of ten years from the date the 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Investment Management, Inc. and their Respective Subsidiaries was approved by the Company's stockholders under Section 10.4.

                  10.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

                  (a) Subject to Section 10.3(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award, Performance Award, Stock Appreciation Right, Dividend Equivalent, Deferred Stock award or Stock Payment, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                           (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted under the Plan, or which may be granted as Restricted Stock or Deferred Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                           (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

                           (iii) the grant or exercise price with respect to any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment.

                  (b) Subject to Section 10.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company,


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

any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate or desirable:

                           (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or any Restricted Stock or Deferred Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

                           (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event that it cannot vest, be exercised or become payable after such event;

                           (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock;

                           (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                           (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future; and

                           (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or Deferred Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement or a Deferred Stock Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event.

                  (c) Subject to Section 10.3(d) and 10.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent, or Stock Payment, or Restricted Stock or Deferred Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

                  (d) With respect to Options, Restricted Stock, Deferred Stock, Stock Appreciation Rights and performance or incentive awards described in
Article VII which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

                  10.4. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded prior to such stockholder approval, provided that such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all Restricted Stock or Deferred Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

                  10.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

                  10.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted under this Plan, or the issuance of Restricted Stock or Deferred Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

                  10.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to

Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or
(b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

                  10.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment granted, or Restricted Stock or Deferred Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, Stock Payments, Restricted Stock and Deferred Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option, Stock Appreciation Right or performance or incentive award described in Article VII which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

                  10.9. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                  10.10. Section 83(b) Election Prohibited. No Grantee, Optionee or Restricted Stockholder may make an election under Section 83(b) of the Code with respect to any award or grant under this Plan, without the Company's consent.

                  10.11. Compliance with Laws. This Plan, the granting and vesting of Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or Restricted Stock or Deferred Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, Deferred Stock awards, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  10.12. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                  10.13. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

                  10.14. Conflicts with Company's Articles of Incorporation. Notwithstanding any other provision of this Plan, no Optionee, Grantee or Restricted Stockholder shall acquire or have any right to acquire any Common Stock, and shall not have other rights under this Plan, which are prohibited under the Company's Articles of Incorporation.



                  [Remainder of Page Intentionally Left Blank.]

                  I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of AMB Property Corporation on March 5, 1999.

                  Executed on this 5th day of March, 1999.


                                              /s/ DAVID S. FRIES
                                             ---------------------------------
                                             David S. Fries
                                             Secretary

                  IN WITNESS WHEREOF, the parties below have caused the foregoing Plan to be approved by their officers duly authorized on this 5th day of March, 1999.


                 AMB PROPERTY, L.P., a Delaware limited partnership

                 By:    AMB Property Corporation
                        its general partner



                        By:    /s/ DAVID S. FRIES
                              -------------------------------------------------
                              David S. Fries
                              Managing Director,  General Counsel and Secretary







                 AMB PROPERTY II, L.P., a Delaware limited partnership

                 By:    AMB Property Holding Corporation
                        its general partner



                        By:    /s/ JOHN T. ROBERTS
                              -------------------------------------------------
                              John T. Roberts
                              Vice President

                              AMB INVESTMENT MANAGEMENT, Inc.,
                              a Maryland corporation



                              By:   /s/ BARBARA J. LINN
                                   --------------------------------------------
                                   Barbara J. Linn
                                   President









                                AMB INVESTMENT MANAGEMENT LIMITED
                                PARTNERSHIP

                                By:    AMB Investment Management, Inc.
                                       its general partner



                                       By:    /s/ BARBARA J. LINN
                                             -----------------------------------
                                             Barbara J. Linn
                                             President

                               FIRST AMENDMENT TO
                         THE FIRST AMENDED AND RESTATED
                     1997 STOCK OPTION AND INCENTIVE PLAN OF
          AMB PROPERTY CORPORATION AND AMB INVESTMENT MANAGEMENT, INC.
                        AND THEIR RESPECTIVE SUBSIDIARIES

         This First Amendment (this "Amendment") to the First Amended and Restated 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Investment Management, Inc. and their Respective Subsidiaries (the "Plan") is hereby adopted pursuant to Section 10.2 of the Plan, effective as of March 5, 1999, subject to stockholder approval of this Amendment. All capitalized terms used in this Amendment without definition have the meanings assigned to them in the Plan.

         Subsection (a) of Section 2.1 of the Plan is hereby amended to read in its entirety as follows:

                  "(a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be shares of Common Stock. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed Eight Million Nine Hundred Fifty Thousand (8,950,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares."

         All other provisions of the Plan remain the same.

         This Amendment will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Amendment. Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments may be granted and Restricted Stock or Deferred Stock may be awarded pursuant to this Amendment prior to such stockholder approval; provided that, to the extent that the shares of Common Stock subject to such awards exceed the number of shares of Common Stock available under the Plan without giving effect to this Amendment, such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments shall not be exercisable and such Restricted Stock or Deferred Stock shall not vest prior to the time when this Amendment is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all such Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments previously granted and all such Restricted Stock or Deferred Stock previously awarded under this Amendment in excess of the number of shares of Common Stock available under the Plan without giving effect to this Amendment shall thereupon be canceled and become null and void.

************************

                  I hereby certify that the foregoing First Amendment to the First Amended and Restated 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Investment Management, Inc. and their Respective Subsidiaries was duly adopted by the Board of Directors of AMB Property Corporation on March 5, 1999 and by the stockholders of AMB Property Corporation on May 7, 1999.




                                                --------------------------
                                                David S. Fries
                                                Secretary

Dear Stockholder:

Please take note of the important information enclosed with this proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Alternatively, you can vote by proxy over the Internet or by telephone. See the reverse side for instructions. The Company is a corporation organized under the laws of the State of Maryland. Section 2-507 of the Maryland General Corporation Law authorizes the granting of proxies over the Internet or by telephone. Accordingly, proxies granted over the Internet or by telephone, in accordance with the procedures set forth on this proxy card, will be valid under Maryland law.

Sincerely,

AMB Property Corporation

                                   DETACH HERE

--------------------------------------------------------------------------------


                                      PROXY


                            AMB PROPERTY CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of AMB Property Corporation (the "Company") acknowledges receipt of a copy of the Annual Report and the Proxy Statement dated March 31, 1999, and, revoking any proxy heretofore given, hereby appoints
T. Robert Burke, Hamid R. Moghadam and David S. Fries, and each of them, as proxies for the undersigned, and hereby authorizes each of them to vote all the shares of Common Stock of the Company held of record by the undersigned on March 22, 1999, at the Annual Meeting of Stockholders to be held on May 7, 1999, or any adjournment or postponement thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT AND FOR THE AMENDMENT TO THE 1997 PLAN.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

VOTE BY TELEPHONE                                       VOTE BY INTERNET
It's fast, convenient and immediate!                    It's fast, convenient and your vote is
Call Toll-Free on a Touch-Tone Phone                    immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps:                           Follow these four easy steps:
1. Read the accompanying Proxy Statement                1. Read the accompanying Proxy Statement
   and Proxy Card.                                         and Proxy Card.
2. Call the toll-free number                            2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).  For                   http://www.eproxyvote.com/amb
   stockholders residing outside the United             3. Enter your 14-digit Voter Control Number
   States call collect on a touch-tone phone               located on your Proxy Card above your name.
   1-201-536-8073.                                      4. Follow the instructions provided.
3. Enter your 14-digit Voter Control Number
   located on your Proxy Card above your name.
4. Follow the recorded instructions.
YOUR VOTE IS IMPORTANT!                                 YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                            Go to http://www.eproxyvote.com/amb anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


--------------------------------------------------------------------------------

[X] Please mark votes as in this example.

1. Election of Directors

Nomineees:

          Douglas  D.  Abbey,  Hamid R.  Moghadam,  T.  Robert  Burke,  Daniel  H.  Case  III,  Robert  H.  Edelstein,  Ph.D.,
          Lynn M. Sedway, Jeffrey L. Skelton, Ph.D., Thomas W. Tusher, Caryl B. Welborn, Esq.

                                          FOR                          WITHHELD

                                          [  ]                           [  ]

[  ]_____________________________________
For all nominees except as noted above

2. Approval of the amendment of the First Amended and Restated 1997 Stock Option and Incentive Plan increasing the number of shares of AMB's Common Stock authorized for issuance thereunder by 3,200,000 shares, from 5,750,000 to 8,950,000.

                 FOR                AGAINST             ABSTAIN

                 [  ]                 [  ]                [  ]


3. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.


I AM A STOCKHOLDER                  MARK HERE
100 MAIN STREET                     FOR ADDRESS
ANYTOWN USA, 10000                  CHANGE AND          [  ]
                                    NOTE AT LEFT


                                    Please sign exactly as name appears hereon.
                                    Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:_________________________________  Date:_________________